SCHEDULE 14 C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

(Revised)

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

Check the appropriate box: [x] Revised Preliminary Information Statement
[ ] Definitive Information Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

GRYPHON RESOURCES, INC.

_____________________________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14c5(g) and 0-11.

(1) Title of each class of securities to which transaction applies: Not Applicable

(2) Aggregate number of securities to which transaction applies: Not Applicable

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined): Not Applicable

(4) Proposed maximum aggregate value of transaction: Not Applicable

(5) Total fee paid:   Not Applicable

[  ] Fee paid previously with preliminary materials:

_____________________________________________________________________________________________

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

(1) Amount previously paid: Not Applicable

(2) Form, Schedule or Registration Statement No. Not Applicable

(3) Filing Party: Not Applicable

(4) Date Filed: Not Applicable

-i-

INFORMATION STATEMENT

Relating to Annual Meeting of Gryphon Resources, Inc.

GRYPHON RESOURCES, INC.

Dear Gryphon Resources, Inc. Shareholders:

NOTICE IS HEREBY GIVEN that we have received written consents in lieu of a meeting from stockholders representing a majority of our outstanding shares of voting stock, approving the following actions:

1.) Approval of a 10 for 1 reverse stock split and recapitalization.

2.) Approval of an amendment to our Articles of Incorporation to change our name to Ameritrust Corporation.

3.) Approval of a change of our state of domicile from the State of Nevada to the State of Wyoming through our reincorporation, and merger into our wholly owned Wyoming subsidiary, Ameritrust Corporation.

As of the close of business on May 21, 2020, the record date for shares entitled to notice of and to sign written consents in connection with the recapitalization, there were 267,675,000 shares of our common stock and zero shares of our preferred stock outstanding. Prior to the mailing of this Information Statement, certain shareholders who represent a majority of our outstanding voting shares, signed written consents approving each of the actions listed above on the terms described herein (the "Actions"). As a result, the Actions have been approved and neither a meeting of our stockholders nor additional written consents are necessary. We are not asking you for a Proxy and you are requested not to send us a Proxy.   The Actions will be effective 20 days from the mailing of this Information Statement, which is expected to take place on June 8, 2020, and such Actions will result in the following:

1.) Each ten shares of common stock outstanding will be converted into one share of common stock of the Company.  The Plan of Recapitalization provides for the mandatory exchange of shares from the current common stock to new common stock representing one-tenth (1/10th) of the previous number of shares held. We urge you to follow the instructions set forth in the attached Information Statement under "Exchange of Stock".

2.) The Articles of Incorporation will be amended to change the name of the Company to Ameritrust Corporation.

3.) The Company being governed by the laws of the State of Wyoming rather than the State of Nevada.

4.) Your right to receive one share of the common stock of Ameritrust Wyoming for each share of Ameritrust Nevada.

5.) The Certificate of Incorporation of Ameritrust Corporation Wyoming authorizes an unlimited number of shares of $.0001 par value common stock and an unlimited number of shares of $.0001 par value preferred stock.

The Company will pay all costs associated with the distribution of the Information Statement, including the cost of printing and mailing. The Company will reimburse brokerage and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the Information Statement to the beneficial owners of the Company’s common stock.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS:  NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN, AND NO PROXY OR VOTE IS SOLICITED BY THIS NOTICE. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACTIONS, DESCRIBED MORE SPECIFICALLY BELOW, HAVE ALREADY BEEN APPROVED BY WRITTEN CONSENT OF HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY. A VOTE OF THE REMAINING SHAREHOLDERS IS NOT NECESSARY.

By Order of the Board of Directors,

/s/Seong Yeol Lee

Seong Yeol Lee, Chief Executive Officer

PROPOSAL TO APPROVE A PLAN OF RECAPITALIZATION AND TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO PROVIDE FOR A REVERSE STOCK SPLIT

INTRODUCTION

The Board of Directors of the Company unanimously approved a proposal to amend the Company’s Articles of Incorporation to effect a plan of recapitalization that provides for a ten for one (10-for-1) reverse stock split of our common stock, subject to the approval of such action by the shareholders. Pursuant to written resolutions, shareholders holding a majority of the outstanding shares of the Company voted to approve the proposal to authorize the reverse split. We are now notifying you and the other shareholders that did not participate in the action of the majority of the shareholders of this action. The reverse stock split will take effect, after we file a Certificate of Amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada.

We expect that the Certificate of Amendment will be filed promptly after your receipt of this Information Statement. However, our board of directors may elect not to file, or to delay the filing of, the Certificate of Amendment if they determine that filing the Certificate of Amendment would not be in the best interest of our shareholders.

Under the plan of recapitalization and reverse stock split, each ten (10) shares of the Company’s outstanding common stock on the effective date (the "Old Common Stock") of the reverse stock split (the "Effective Date") will be automatically changed into and will become one share of the Company’s New Common Stock (the "New Common Stock"). Any resulting fractional shares will not be issued. Shareholders entitled to receive a fractional share as a result of the reverse split will instead receive from the Company a whole share of common stock. The effective date of the reverse stock split will be the date the articles of amendment are accepted for filing by the Nevada Secretary of State.

REASONS FOR THE REVERSE STOCK SPLIT

The Board of Directors has reviewed the Company’s current business and financial performance. The Board then determined that a reverse stock split was desirable in order to attempt to achieve the following benefits, each of which is described below in more detail below:

▪ encourage greater investor interest in the Company’s common stock by making the stock price more attractive to the many investors who refrain from investing in lower-priced stocks; and

▪ reduce trading fees and commissions incurred by shareholders, since these costs are based to some extent on the number of shares traded.

The number of shares reserved for issuance under the Company’s existing stock option plans and employee stock purchase plan, if any, will be reduced to one-tenth (1/10th) the number of shares currently included in the plans.

ENCOURAGE GREATER INVESTOR INTEREST IN THE COMPANY'S COMMON STOCK

The Board of Directors believes that the reverse stock split will encourage greater interest in the Company’s common stock by the investment community. The Board of Directors believes that the current market price of the Company’s common stock may impair its acceptability to institutional investors, professional investors and other members of the investing public. Many institutional and other investors look upon stocks trading at low prices as unduly speculative in nature and, as a matter of policy, avoid investing in such stocks. Further, various brokerage house policies and practices tend to discourage individual brokers from dealing in low-priced stocks. If effected, the reverse stock split would reduce the number of outstanding shares of the Company’s common stock, and the Board of Directors anticipates that the trading price of the common stock would increase. The Board of Directors believes that raising the trading price of the Company’s common stock will increase the attractiveness of the common stock to the investment community and possibly promote greater liquidity for the Company’s existing shareholders.

Even though a reverse stock split, by itself, does not impact a company’s assets or prospects, a reverse stock split could result in a decrease in our aggregate market capitalization. Our board of directors, however, believes that this risk is offset by the prospect that the reverse stock split will improve the trading price of its common stock. There can be no assurance, however, that the reverse stock split will succeed in raising the bid price of our common stock, or that a bid price increase, if achieved, would be maintained.

Our common stock is currently registered under Section 12 of the Exchange Act, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of our common stock under the Exchange Act and we have no present intention of terminating its registration under the Exchange Act in order to become a private company.

The reverse split will not materially affect the proportionate equity interest in the Company of any current shareholder or the relative rights, preferences, privileges or priorities of any such shareholder. The Company’s business, management (including all directors and officers), the location of its offices, assets, liabilities and net worth (other than the cost of the reverse split, which are immaterial) will remain the same after the reverse split. The reverse stock split will have the effect of creating additional authorized and unissued shares of our common stock. We have no current plans to issue these shares, however, these shares may be used by us for general corporate purposes in the future.

As of May 21, 2020, there were approximately nine holders of record of the Company’s existing common stock. The Company does not anticipate that the reverse split will cause the number of holders of record or the beneficial owners to change significantly. The reverse stock split may result in some shareholders owning odd lots of less than 100 shares of common stock. Brokerage commissions and other transaction costs in odd lots are generally somewhat higher than the costs of transactions in round-lots of even multiples of 100 shares.

The direct result of the reverse stock split will be that the approximately 267,675,000 shares of common stock outstanding on May 21, 2020 will become approximately 26,767,500 shares of common stock, and any other shares or convertible securities issued prior to the effectiveness of this proposal will be similarly adjusted. The common stock issued pursuant to the reverse split will be fully paid and non-assessable. All shares of the common stock issued will have the same voting rights and other rights as shares of the existing common stock. If the proposed amendment becomes effective, each option to purchase common stock, outstanding on the effective date, will be automatically adjusted so that the number of shares of common stock issuable upon their exercise shall be divided by ten (10) (and corresponding adjustments will be made to the number of shares vested under each outstanding option and under the Company’s option plans, if any) and the exercise price of each option shall be multiplied by ten (10), subject to rounding. The result of this adjustment will be that the aggregate exercise price of such options required to be paid after the reverse split will be the same as that required prior to the reverse split and the proportionate ownership interest on exercise of such options will also remain the same.

REDUCE TRADING FEES AND COMMISSIONS INCURRED BY SHAREHOLDERS

Because broker commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of the Company’s common stock, in the absence of the reverse stock split, may continue to result in individual shareholders paying transaction costs (commissions, markups or markdowns) which are a higher percentage of their total share value than would be the case if the stock price was substantially higher. This factor may further limit the willingness of institutions to purchase the Company’s common stock at its current market price.

The Company’s Board of Directors also took into consideration a number of negative factors associated with reverse stock splits, including: the negative perception of reverse stock splits held by many investors, analysts and other stock market participants; the fact that the stock price of some companies that have recently effected reverse stock splits has subsequently declined back to pre-reverse stock split levels; and the costs associated with implementing the reverse stock split. The Board, however, determined that these negative factors were outweighed by the expected benefits described above.

There can be no assurance that the reverse stock split will result in the benefits described above. Specifically, there can be no assurance that the market price of the Company’s common stock immediately after the effective date of the proposed reversed stock split would be maintained for any period of time or that such market price per share would approximate ten times the market price of the Company’s common stock before the reverse stock split. There can also be no assurance that the reverse stock split will not further adversely impact the market price of the Company’s common stock. In addition, it is possible that the liquidity of the Company’s common stock will be adversely affected by the reduced number of shares outstanding after the reverse stock split.

SHARE CERTIFICATES AND FRACTIONAL SHARES

The reverse split will occur on the filing of the Certificate of Amendment with the Nevada Secretary of State without any further action on the part of shareholders of the Company and without regard to the date or dates on which shares of existing common stock are actually surrendered by each holder thereof for shares of the New Common Stock that the shareholder is entitled to receive as a consequence of the reverse split. After the effective date of the amendment, the certificates representing shares of existing common stock will be deemed to represent one-tenth (1/10th) of the number of shares of New Common Stock. As described more fully in the paragraph below under the heading Exchange of Stock shares of New Common Stock will be issued electronically to the account of each stockholder who holds their shares in electronic form.  Any physical certificates outstanding will be submitted for exchange to the transfer agent.

EXCHANGE OF STOCK

Following the delivery of this Information Statement we will instruct our corporate secretary and transfer agent to begin implementing the exchange to holders of outstanding common stock.  See specific instructions under the heading "How to Exchange Ameritrust Nevada Certificates for the Ameritrust Wyoming Certificates."

FRACTIONAL SHARES

No fractional shares of common stock will be issued as a result of the reverse stock split. In lieu of receiving fractional shares, all such fractions shall be rounded up so that you will receive one whole share for each fractional share to which you would otherwise be entitled.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT

The following description of the material federal income tax consequences of the reverse stock split is based upon the Internal Revenue Code, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices all as in effect on the date of this information statement. Changes to these laws could alter the tax consequences described below, possibly with retroactive effect. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse stock split. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (for example, foreign persons, dealers in securities, tax-exempt organizations, broker-dealers or insurance companies) and does not discuss the tax consequences under the laws of any foreign, state or local jurisdictions. Shareholders are urged to consult their own tax advisors to determine the particular tax consequences to them.

The Company believes that because the reverse stock split is not part of a plan to increase any shareholder’s proportionate interest in the Company’s assets or earnings and profits, the reverse stock split will likely have the following federal income tax effects: Shareholders who receive New Common Stock solely in exchange for their Old Common Stock will not recognize gain or loss on the exchange. Consequently, the holding period of shares of New Common Stock will include your holding period for the shares of Old Common Stock, provided that the shares of common stock are held by you as a capital asset at the time of the exchange. In addition, your aggregate basis in the New Common Stock will be the same as your aggregate basis of the shares of the Old Common Stock.

YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISOR ABOUT THE TAX CONSEQUENCES OF THE REVERSE SPLIT IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES, INCLUDING THE APPLICATION OF ANY STATE, LOCAL OR FOREIGN TAX LAW.

NO DISSENTER'S RIGHTS

Under Nevada law, you are not entitled to dissenter’s rights or rights of appraisal with respect to the amendment of the articles of incorporation and the reverse stock split.

AMENDMENT TO THE ARTICLES OF INCORPORATION

The Reverse Stock Split Amendment will amend the Company’s Articles of Incorporation to add a new paragraph. At the effective date, without further action on the part of the Company or the holders, each share of the common stock will be converted into one-tenth (1/10th) of a share of common stock. The Reverse Split Amendment will be filed with the Secretary of State of Nevada and will become effective on the date of the filing.

RECOMMENDATION OF THE BOARD OF DIRECTORS

For the above reasons, we believe that the reverse stock split is in the Company’s best interest and in the best interests of our shareholders. There can be no guarantee, however, that the market price of our common stock after the reverse stock split will be equal to the market price before the reverse stock split multiplied by the split number, or that the market price following the reverse stock split will either exceed or remain in excess of the current market price.

PROPOSAL TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE ITS NAME TO AMERITRUST CORPORATION

REASONS FOR THE NAME CHANGE

The Board of Directors of the Company has unanimously approved, and a majority of the shareholders have voted for a proposal to amend the Company’s Articles of Incorporation to change the Company’s name to Ameritrust Corporation.  Control of the common stock of the Company has recently been transferred to Mr. Seong Yeol Lee, who is also the owner of Ameritrust Corporation.   As a result of this change in control, the Company’s primary focus will be on real estate and financial services.  The Board of Directors believe that the name of the Company should be changed in order to reflect the nature of the Company’s new business model and they believe that Ameritrust Corporation is an appropriate name to accomplish this goal.

EXCHANGE OF STOCK CERTIFICATES

Following the delivery of this Information Statement we will instruct our corporate secretary and transfer agent to begin implementing the exchange of certificates representing outstanding common stock.

For more specific instructions, please refer to the discussion under the heading "How to Exchange Ameritrust Nevada Certificates for Ameritrust Wyoming Certificates."

NO DISSENTER'S RIGHTS

Under Nevada law, you are not entitled to dissenter’s rights with respect to the amendment of the articles of incorporation or the name change.

AMENDMENT TO THE ARTICLES OF INCORPORATION

The name change will amend Article I of the Company’s Articles of Incorporation to replace the current paragraph with a paragraph which states that the name of the Company is Ameritrust Corporation.  The Amendment will be filed with the Secretary of State of Wyoming and will become effective on the date of the filing.

RECOMMENDATION OF THE BOARD OF DIRECTORS

For the above reasons, we believe that the change of name is in the Company’s best interest and in the best interest of our shareholders and therefore the Board recommended that the shareholders vote for this proposal.

REINCORPORATION OF THE COMPANY FROM THE STATE OF NEVADA TO THE STATE OF WYOMING

Introduction

The following discussion summarizes certain aspects of the Reincorporation of Ameritrust Corporation in Wyoming. This summary does not include all of the provisions of the Agreement and Plan of Merger between Ameritrust Nevada and Ameritrust Wyoming, a copy of which is attached hereto as Exhibit "A," the Articles of Incorporation of Ameritrust Wyoming (the "Wyoming Certificate"), a copy of which is attached hereto as Exhibit "B" or the  bylaws of Ameritrust Wyoming, a copy of which is attached hereto as Exhibit “C”.  Copies of the Articles of Incorporation and the Bylaws of Ameritrust Nevada (the "Ameritrust Nevada Articles" and the "Ameritrust Nevada By-Laws," respectively) are available for inspection at the principal office of Ameritrust Nevada and copies will be sent to shareholders upon request.

PRINCIPAL REASONS FOR CHANGING OUR STATE OF INCORPORATION

The Board of Directors believes that the reincorporation of our Company under the laws of the State of Wyoming will provide flexibility for both our management and business. For many years, Wyoming has followed a policy of encouraging incorporation in Wyoming and, in furtherance of that policy, has adopted comprehensive, modern, and flexible corporate laws that are periodically updated and revised to meet changing business needs. Wyoming allows an unlimited number of shares to be authorized in a corporation’s articles of incorporation and charges a low annual report license tax that is not tied to the number of shares a corporation is authorized to issue.

In contrast, the Nevada Revised Statutes, to which Ameritrust Nevada is currently subject, imposes a high annual business license fee and an annual list fee. The Nevada annual list fee, in contrast to the fees charged in Wyoming, is calculated based on the value of the corporation’s authorized stock.

Under Wyoming’s flexible laws, management will not have to spend time and resources filing articles of amendment to increase the corporation’s authorized shares. Further, management will be able to reduce annual state filing fees that would otherwise be contingent on the number of the corporation’s authorized shares.

In addition, the Board of Directors believes that the reincorporation will give the Company greater flexibility and simplicity in corporate governance than is available under Nevada Law and will increase the marketability of the Company's securities. In addition, Wyoming Law provides for greater flexibility in raising capital and other corporate transactions.

Wyoming corporate law, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to the Company’s corporate legal affairs. For these reasons, the Board of Directors believes that the Company’s business and affairs can be conducted to better advantage if it is able to operate under Wyoming Law. See "Significant Differences between the Corporation Laws of Nevada and Wyoming."

PRINCIPAL FEATURES OF THE REINCORPORATION

The Reincorporation will be effected by the merger of Ameritrust Nevada with and into Ameritrust Wyoming, a wholly-owned subsidiary of Ameritrust Nevada which was incorporated under the Wyoming  Statutes (the "Wyoming Law") for the sole purpose of effecting the Reincorporation. The Reincorporation will become effective upon the filing of the requisite merger documents in Nevada and Wyoming, which filings will occur on the Effective Date, or as soon as practicable thereafter. Following the Merger, Ameritrust Wyoming will be the surviving corporation and will operate under the name "Ameritrust Corporation."

On the Effective Date, (i) any fractional shares of Ameritrust Nevada common stock that a holder of shares of Ameritrust Nevada common stock would otherwise be entitled to receive upon exchange of his Ameritrust Nevada common stock will be canceled with the holder thereof being entitled to receive one whole share of common stock of Ameritrust Wyoming common stock, (ii) each outstanding share of Ameritrust Nevada common stock shall be retired and canceled and shall resume the status of authorized and unissued Ameritrust Wyoming stock, and (iii) shares of Ameritrust Nevada common stock submitted to the Surviving Corporation in accordance with the terms hereof shall be converted into shares of Ameritrust Wyoming  common stock.

The Articles of Incorporation and bylaws of Ameritrust Wyoming are significantly different from the Articles of Incorporation and bylaws of Ameritrust Nevada. Because of the differences between the Articles of Incorporation and bylaws of Ameritrust Nevada and the laws of the State of Wyoming, which govern Ameritrust Wyoming, and the Articles of Incorporation and bylaws of Ameritrust Wyoming and the laws of the State of Nevada, which govern Ameritrust Wyoming, your rights as stockholders will be affected by the reincorporation. See the information under "Significant Differences between Ameritrust Nevada and Ameritrust Wyoming" for a summary of the differences between the Articles of Incorporation and bylaws of Ameritrust Nevada and the laws of the State of Nevada and the Articles of Incorporation and bylaws of Ameritrust Wyoming and the laws of the State of Wyoming.

The Board of Directors will consist of the same persons that are directors of Ameritrust Nevada. The individuals who will serve as executive officers of Ameritrust Wyoming are those who currently serve as executive officers of Ameritrust Nevada. Such persons and their respective terms of office are set forth below under the caption "Management".

Pursuant to the terms of the Agreement and Plan of Merger, the Merger may be abandoned by the Board of Directors of Ameritrust Nevada and Ameritrust Wyoming at any time prior to the Effective Date. In addition, the Board of Directors of Ameritrust Nevada may amend the Agreement and Plan of Merger at any time prior to the Effective Date provided that any amendment made may not, without approval by the Majority Holders, alter or change the amount or kind of Ameritrust Wyoming common stock to be received in exchange for or on conversion of all or any of Ameritrust Nevada Common Stock, alter or change any term of the Nevada Articles or alter or change any of the terms and conditions of the Agreement and Plan of Merger if such alteration or change would adversely affect the holders of Ameritrust Nevada common stock.

Our daily business operations will continue at our principal executive offices located at 44709 Gwinnett Loop, Novi, Michigan 48377.

HOW TO EXCHANGE AMERITRUST NEVADA CERTIFICATES FOR THE AMERITRUST WYOMING CERTIFICATES

Upon surrender of a Nevada Certificate for cancellation to Ameritrust Wyoming, together with a duly executed letter of transmittal, the holder of such Ameritrust Nevada Certificate shall, as soon as practicable following the Effective Date, be entitled to receive in exchange therefor an Ameritrust Wyoming Certificate representing that number of whole shares of Ameritrust Wyoming common stock into which Ameritrust Nevada Common Stock theretofore represented by Ameritrust Nevada Certificate so surrendered have been converted in the Merger.

Because of the Reincorporation in Wyoming as a result of the Merger, holders of Ameritrust Nevada Common Stock are required to exchange their Ameritrust Nevada Certificates for Ameritrust Wyoming Certificates. Certificates of Ameritrust Nevada common stock that are not exchanged in accordance with the terms of the Merger Agreement will be cancelled and holders of such shares will not be entitled to any further dividends, distributions, or voting rights as a shareholder.

CAPITALIZATION

The authorized capital of Ameritrust Nevada, on the Record Date, consisted of 100,000,000 shares of common stock, $.01 par value.  Approximately 267,675,000 shares of Ameritrust Wyoming common stock were issued and outstanding. The authorized capital of Ameritrust Wyoming, which will be the authorized capital of the Company after the Reincorporation, consists of unlimited shares of Common Stock, par value $.0001 per share authorized ("Ameritrust Wyoming common stock") and unlimited shares of preferred stock, $.0001 par value per share authorized (the "Nevada Preferred Stock"). The Reincorporation will not affect total stockholder equity or total capitalization of the Company.

The Board of Directors of Ameritrust Wyoming may in the future authorize, without further stockholder approval, the issuance of such shares of Ameritrust Wyoming common stock or Wyoming Preferred Stock to such persons and for such consideration upon such terms as the New Board of Directors determines. Such issuance could result in a significant dilution of the voting rights and, possibly, the stockholders' equity, of then existing stockholders.

There are no present plans, understandings or agreements, and Ameritrust Nevada is not engaged in any negotiations that will involve the issuance of the Wyoming Preferred Stock. However, the Board of Directors believes it prudent to have shares of Wyoming Preferred Stock available for such corporate purposes as the Board of Directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

The authorization of an unlimited amount of common stock will allow the Company to issue shares for the purchase of various real estate properties in China and South Korea.  No shares have currently been reserved for this purpose.  Regardless of the number of shares used for this purpose, the Company will continue to be able to issue an unlimited number of shares of common stock in the future.

This authorization of an unlimited number of shares of common stock greatly exceed the number of shares authorized prior to the reincorporation transaction.  Investors should be aware that this will allow management to issue enough shares to greatly dilute their current ownership position.  This could result in a substantial dilution in the value of the Company’s common stock currently held by shareholders.

It should be recognized that the issuance of additional authorized Ameritrust Wyoming common stock (or Wyoming Preferred Stock, the terms and conditions of which including voting and conversion rights, may be set at the discretion of the Board of Directors) may have the effect of deterring or thwarting persons seeking to take control of Ameritrust Wyoming through a tender offer, proxy fight or otherwise or to bring about removal of incumbent management or a corporate transaction such as merger. For example, the issuance of Ameritrust Wyoming common stock or Wyoming Preferred Stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more difficult.

SIGNIFICANT DIFFERENCES BETWEEN AMERITRUST NEVADA AND AMERITRUST WYOMING

Ameritrust Nevada is incorporated under the laws of the State of Nevada and Ameritrust Wyoming is incorporated under the laws of the State of Wyoming. Those stockholders that tender their certificates representing the shares of our common stock for exchange will become stockholders of Ameritrust Wyoming. Their rights as stockholders will be governed by the Title 17, Chapter 16 of the Wyoming Law and the Articles of Incorporation and bylaws of Ameritrust Wyoming rather than the Nevada Law and the Ameritrust Nevada Articles of Incorporation and bylaws.

Corporate Name. The Reincorporation will not effect a change in Ameritrust Nevada's name. Following the Merger, Ameritrust Wyoming will be the surviving corporation and will operate under the name "Ameritrust Corporation."  Ameritrust Nevada, on the other hand, will cease to exist.

Articles of Incorporation and Bylaws to be in Effect After the Reincorporation

Following the reincorporation, we will be subject to the articles of incorporation and bylaws of Ameritrust Wyoming. A copy of the articles of incorporation of Ameritrust Wyoming is attached to this information statement as Exhibit B, and a copy of the bylaws of Ameritrust Wyoming is attached to this information statement as Exhibit C. Approval of the reincorporation by our stockholders will automatically result in the adoption of the certificate of incorporation and bylaws of Ameritrust Wyoming.

Significant Differences Between the Corporation Laws of Nevada and Wyoming

The rights and preferences of our stockholders are presently governed by the Nevada Revised Statutes. Upon the reincorporation of our company under the laws of the State of Wyoming, the rights and preferences of our stockholders will be governed by the Wyoming Business Corporation Act. Although Wyoming and Nevada corporation laws currently in effect are similar in many respects, certain differences will affect the rights of our stockholders if the reincorporation is completed. The following discussion summarizes the primary differences considered by management to be significant and is qualified in its entirety by reference to the full text of the Nevada Revised Statutes ("NRS") and Wyoming Business Corporation Act ("WBCA").

Stockholder Voting

Under both Nevada law and Wyoming law, action on certain matters, including the sale, lease or exchange of all or substantially all of the corporation’s property or assets other than in the usual and regular course of business, mergers and consolidations, and voluntary dissolution, must be approved by the holders of a majority of the outstanding shares. In certain cases, the affirmative vote of the holders of at least a majority of the shares of each class of shares entitled to vote as a class may be required to effectuate the proposed action.

Authorized Shares

Under Nevada Law, a corporation is required to state in its articles of incorporation the number of shares the corporation is authorized to issue and, if more than one class of stock is authorized, the classes, the series and the number of shares of each class or series which the corporation is authorized to issue, unless the articles authorize the board of directors to fix and determine in a resolution the classes, series and numbers of each class or series. Ameritrust Nevada’s articles of incorporation authorize the issuance of 100,000,000 shares of common stock, $0.01 par value and no shares of preferred stock.

Under Wyoming law, the articles of incorporation may authorize an unlimited amount of shares of each class and series that the corporation is authorized to issue. If more than one class or series of shares is authorized, the articles of incorporation shall prescribe a distinguishing designation for each class or series, and shall prescribe, prior to the issuance of shares of a class or series, the terms, including preferences, rights and limitations of that class or series.  Except to the extent varied as permitted by Wyoming law, all shares of a class or series shall have terms, including preferences, rights, and limitations that are identical with those of other shares of the same class or series. Ameritrust Wyoming’s articles of incorporation authorize the issuance of an unlimited number of shares of common stock, $0.0001 par value and an unlimited amount of shares of preferred stock, $0.0001 par value.

Appraisal Rights in Connection with Corporate Reorganizations and Other Actions

Under Nevada law and Wyoming law, stockholders have the right, in some circumstances, to dissent from certain corporate transactions by demanding payment in cash for their shares equal to the fair value of the shares as determined by the corporation or by a court in the event a dissenting stockholder does not agree with the fair value established by the corporation.

Nevada law, in general, entitles a stockholder to dissent from, and to obtain payment of the fair market value of his, her or its shares, upon: (i) certain acquisitions of a controlling interest in the corporation; (ii) consummation of a plan of merger, if approval by the stockholders is required and the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent; (iii) a plan of exchange in which the corporation is a party; or (iv) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

Under Wyoming law, a stockholder is generally entitled to appraisal rights, and to obtain payment of the fair value of his shares in the event of any of the following corporate actions: (i) consummation of a plan of merger or consolidation in which stockholder approval is required or where the corporation is a subsidiary that is merged with its parent; (ii) consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the stockholder is entitled to vote on the exchange; (iii) certain dispositions of assets if the stockholder is entitled to vote on such disposition; (iv)

certain amendments to the articles of incorporation; (v) any amendment to the articles of incorporation, merger, share exchange, or disposition of assets if specifically provided for in the articles of incorporation, bylaws, or resolution of the board of directors; (vi) a transfer or domestication if the stockholder does not receive shares in the foreign corporation resulting from the transfer or domestication that have terms as favorable to the stockholder in all material respects, and represent at least the same percentage interest of the total voting rights of the outstanding shares of the corporation, as the shares held by the stockholder before the transfer or domestication; (vii) a conversion of the corporation to nonprofit status; or (viii) a conversion of the corporation to an unincorporated entity.

In Nevada and Wyoming, a court in an appraisal proceeding may assess the costs of the proceeding against the corporation, except that the court may assess costs against all or some of the stockholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds the stockholders demanding appraisal rights acted arbitrarily, vexatiously, or not in good faith.

Neither the articles of incorporation of Ameritrust Nevada nor the articles of incorporation Ameritrust Wyoming modify the statutory appraisal rights provided in the NRS or the WBCA.

Action by Stockholders Without a Meeting

Under Nevada law, unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

Under Wyoming law, an action required or permitted to be taken at a stockholders’ meeting may be taken without a meeting if the action is taken by all stockholders entitled to vote on the action. Wyoming law also allows a corporation’s articles of incorporation to provide that any action required or permitted to be taken at a stockholders’ meeting may be taken without a meeting, and without prior notice, if consents in writing setting the forth the action so taken are signed by the holders of outstanding shares having not less than the minimum number of votes that would be required to authorize or take the action at the meeting at which all shares entitled to vote on the action were presented and voted.

The articles of incorporation and bylaws of Ameritrust Nevada do not limit the stockholders’ ability to act without a meeting. Ameritrust Wyoming’s articles of incorporation permit the holders of outstanding shares having not less than the minimum number of votes that would be required to authorize or take the action at the meeting at which all shares entitled to vote on the action were presented and voted to act without a meeting.

Action by Directors Without a Meeting

Nevada law permits directors to take unanimous written action without a meeting in an action otherwise required or permitted to be taken at a board meeting. Wyoming law permits directors to take written action without a meeting in an action otherwise required or permitted to be taken at a board meeting, provided that if such written consent is taken by less than unanimous written consent of the directors, the corporation shall give the nonconsenting or nonvoting directors written notice of the action not more than ten (10) days after written consents sufficient to take the action have been delivered to the corporation.

Conflicts of Interest

Nevada law provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if: (i) the director’s or officer’s interest in the contract or transaction is known to the board of directors, and the transaction is approved or ratified by the board of directors in good faith by a vote sufficient for the purpose (without counting the vote of the interested director or officer); (ii) the director’s or officer’s interest in the contract or transaction is known to the stockholders, and the transaction is approved or ratified by a majority of the stockholders holding a majority of voting power; (iii) the fact of the common interest is not known to the director or officer at the time the transaction is brought before the board of directors; or (iv) the contract or transaction is fair to the corporation at the time it is authorized or approved.

Wyoming law, in general, provides that a transaction with the corporation in which a director of the corporation has a direct or indirect interest is not voidable if the transaction was fair at the time it was entered into. A director is deemed to have an indirect interest in a transaction if (i) another entity in which the director has a material interest or in which the director is a general partner is party to the transaction or (ii) another entity of which the director is a director, officer, or trustee is a party to the transaction.

Directors’ Standard of Care and Personal Liability

Nevada law provides that a director must discharge his or her duties in good faith and with a view to the interests of the corporation. In discharging his or her duties, a director is entitled to rely on information, opinions, reports, books of account or statements, including financial statements and other financial data, that are prepared or presented by: (i) one or more directors, officers, or employees of the corporation reasonably believed to be reliable and competent in the matters prepared or presented; (ii) counsel, public accountants, financial advisers, valuation advisers, investment bankers, or other persons as to matters reasonably believed to be within the preparer’s or presenter’s professional or expert competence; or (iii) a committee on which the director or officer relying thereon does not serve, as to matters within the committee’s designated authority and matters on which the committee is reasonably believed to merit confidence. A director or officer is not entitled to rely on such information, opinions, reports, books of account, or statements if the director or officer has knowledge concerning the matter in question that would cause reliance thereon to be unwarranted.

Under Nevada law, unless the articles of incorporation or an amendment thereto provides for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) the breach of those duties involved intentional misconduct, fraud, or a knowing violation of law.

Under Wyoming law, a director, when discharging his or her duties, must act in good faith and in a manner he or she reasonably believes to be in or at least not opposed to the best interests of the corporation.  The members of the board of directors or a committee of the board, when becoming informed in connection with their decision making function or devoting attention to their oversight function, are required to discharge their duties with the care that a person in a like position would reasonably believe appropriate under similar circumstances. In discharging his or her duties, a director is entitled to rely on: (i) officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the functions performed or the information, opinions, reports, or statements provided; (ii) legal counsel, public accountants, or other person retained by the corporation as to matters involving skills or expertise the director reasonably believes are matters (a) within the person’s professional or expert competence or (b) as to which the particular person merits confidence; or (iii) a committee of the board of directors of which he or she is not a member if the director reasonably believes the committee merits confidence.

In general, Wyoming law provides that a director shall not be liable to the corporation or its stockholders for any decision to take or not to take action, or any failure to take any action including abstaining from voting after full disclosure, as a director, unless the party asserting liability in a proceeding establishes the following: (i) that certain enumerated defenses to liability were not asserted, including a provision in the articles of incorporation limiting liability in the manner allowed by Wyoming law; and (ii) the challenged conduct consisted or was the result of (a) an action not in good faith, (b) a decision which the director did not reasonably believe to be in or at least not opposed to the best interests of the corporation, (c) lack of objectivity or lack of independence, due to familial, financial, or business relationships, (d) failure to devote timely attention to the business and affairs of the corporation, or (e) receipt of an improper financial benefit.

Limitation or Elimination of Director’s Personal Liability

Nevada law provides that directors shall not be personally liable to a corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) for authorizing a distribution that is unlawful under Nevada law, or (iv) for any transaction from which the director derived an improper personal benefit. Such provision protects directors against personal liability for monetary damages for breaches of their duty of care.

Wyoming law provides that directors shall not be personally liable to a corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for receipt of a financial benefit to which he is not entitled, (ii) for an intentional infliction of harm on the corporation or its stockholders, (iii) for participating in unlawful distributions to stockholders, or (iv) for an intentional violation of criminal law. Such provision protects directors against personal liability for monetary damages for breaches of their duty of care.

Indemnification

Under both Wyoming and Nevada law, a corporation may indemnify any person who was or is threatened to be made a party to an action, including an action by or in the right of the corporation, because the person is or was a director, officer, employee or agent of the corporation or is or was serving in such capacity in another entity at the request of the corporation, against expenses, judgments, fines and amounts paid in settlement, if the person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the corporation, and with respect to any criminal action or proceeding had no reasonable cause to believe his action was unlawful.

Ameritrust Nevada and Ameritrust Wyoming, in their respective articles of incorporation, indemnify their officers and directors a manner consistent with applicable statutory law.

Classified Board of Directors

Nevada law permits a corporation to classify its board of directors if at least one-fourth of the total number of directors is elected annually.

Under Wyoming law, the articles of incorporation may provide for staggering the terms of directors dividing the total number of directors into two or three groups with each group containing one-half (1/2) or one-third (1/3) of the total, as near as may be practicable.

Neither the articles of incorporation of Ameritrust Nevada nor Ameritrust Wyoming provide for a classified or staggered board of directors.

Cumulative Voting For Directors

Both Wyoming and Nevada law permit a corporation to specify in its articles whether cumulative voting exists. Our current articles of incorporation do not provide for cumulative voting and our new articles of incorporation in Wyoming also will not provide for cumulative voting.

Removal of Directors

Under Nevada law, a director may be removed by the affirmative vote of two-thirds of the shares eligible to vote, unless the articles of incorporation provide for a greater number of affirmative votes. All vacancies, including those caused by increasing the number of directors, may be filled by a majority vote of the remaining directors, regardless of whether the remaining directors constitute a quorum, unless otherwise provided in the articles of incorporation.

In the case of a corporation whose board is classified, Wyoming law provides that directors may be removed only for cause unless the charter documents provide otherwise. If the corporation’s board is not classified and the charter documents do not provide otherwise, Wyoming law provides that directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

Vacancies on Board of Directors

Under both Nevada and Wyoming law, unless the articles of incorporation provide otherwise, if a vacancy occurs on a board of directors, including a vacancy resulting from an increase in the number of directors: (i) the stockholders may fill the vacancy; (ii) the board of directors may fill the vacancy; or (iii) if the directors remaining in office constitute fewer than a quorum of the board of directors, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office. If the vacant office was held by a director elected by a voting group of stockholders, only the holders of shares of that voting group are entitled to vote to fill the vacancy if it is filled by the stockholders. A vacancy that will occur at a specific later date, by reason of a resignation effective at a later date, may be filled before the vacancy occurs but the new director may not take office until the vacancy occurs.

The bylaws of both Ameritrust Nevada and Ameritrust Wyoming provide that any vacancy in the board of directors shall be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the board of directors, or at a special meeting of the stockholders called for that purpose.

Annual Meetings of Stockholders

Under Nevada law, unless directors are elected by written consent, or unless the articles of incorporation or the bylaws require more than a plurality of the votes cast, directors of every corporation must be elected at the annual meeting of the stockholders by a plurality of the votes cast at the election. Generally, unless otherwise provided in the bylaws, the board of directors has the authority to set the date, time, and place for the annual meeting of the stockholders. If for any reason directors are not elected by written consent or at the annual meeting of the stockholders, they may be elected at any special meeting of the stockholders which is called and held for that purpose.

Unless directors are elected by written consent, Wyoming law provides for annual meetings of stockholders at the time stated in or fixed in accordance with the bylaws. The failure to hold an annual meeting at the time stated in or fixed in accordance with a corporation’s bylaws does not affect the validity of any corporate action.

The bylaws of Ameritrust Nevada and Ameritrust  Wyoming provide that the regular meeting of the board of directors shall be held immediately after and at the same place as the annual meeting of the stockholders or a special meeting of stockholders at which a director or directors shall have been elected. The board of directors is also permitted to provide by resolution the time and place for the holding of additional regular meetings.

Special Meetings of Stockholders

Under Nevada law, unless otherwise provided in the articles of incorporation or bylaws, the entire Board, any two directors, or the president may call special meetings of the stockholders and directors.

Under Wyoming law, a corporation shall hold a special meeting of the stockholders: (i) on call of its board of directors or the person or persons authorized to do so by the articles of incorporation or bylaws; or (ii) if the holders of at least ten percent (10%) of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting sign, date, and deliver to the corporation one or more written demands for the meeting describing the purpose or purposes for which it is to be held, provided that the articles of incorporation may fix a lower percentage or a higher percentage not exceeding twenty-five percent (25%) of all the votes entitled to be cast on any issue proposed to be considered.

The bylaws of Ameritrust Nevada provide that special meetings of the stockholders for any purpose or purpose may be called by the president, the board of directors, or the holders of ten-percent (10%) or more of all the shares entitled to vote at such meeting.

The bylaws of Ameritrust Wyoming provide that special meetings of the stockholders for any purpose or purpose may be called by the chairman of the board, the chief executive officer or the president, or the holders of ten-percent (10%) or more of all the shares entitled to vote at such meeting.

Place of Meetings

Nevada law provides meetings of stockholders may be held at such place, either within or outside the State of Nevada, as the directors may determine from time to time.

Wyoming law provides that meetings of stockholders may be held at such place, either within or outside the State of Wyoming, as may be provided in the bylaws of the corporation. In the absence of such provisions in the bylaws, all meetings shall be held at the principal office of the corporation in the State of Wyoming.

Inspection of Stockholder Lists

Under Nevada law, any person who has been a stockholder of record of a corporation for at least six (6) months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least five percent (5%) of all of its outstanding shares, upon at least five (5) days’ written demand is entitled to inspect in person or by agent or attorney, during usual business hours, the corporation’s stock ledger and make copies therefrom.

Under Wyoming law, a stockholder may inspect a stockholders’ list two (2) business days after notice of a stockholders meeting is given for which the list was prepared and continuing through the meeting, at the corporation’s principal office or at a place identified in the meeting notice in the city where the meeting will be held. The corporation shall make the stockholders’ list available at the meeting, and any stockholder, his agent, or attorney is entitled to inspect the list at any time during the meeting or any adjournment.

Amendment of the Articles of Incorporation

Under Nevada Law, substantive changes to the articles of incorporation require the approval of a simple majority of the outstanding stock of the corporation entitled to vote. The type of amendments contemplated in this category include a change of the name of the corporation, changes to the authorized capital of the corporation and alterations to or creation of special rights and restrictions attached to shares of the corporation.

Under Wyoming law, substantive changes to the articles of incorporation must be approved by the holders of a majority of the shares entitled to vote unless otherwise provided in the corporation’s articles of incorporation. The types of amendments contemplated in this category include, but are not restricted to, a change of the name of the corporation, changes to the authorized capital of the corporation and alterations to or creation of special rights and restrictions attached to shares of the corporation.

Amendment of the Bylaws

Nevada law provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend, or repeal any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend, or repeal bylaws exclusively to the directors.

Wyoming law allows a corporation’s board of directors to amend or repeal the corporation’s bylaws unless: (i) the articles of incorporation reserves this power exclusively to the stockholders in whole or part; or (ii) the stockholders in amending, repealing, or adopting a bylaw provide expressly that the board of directors may not amend, repeal, or reinstate the bylaw.

The bylaws of Ameritrust Nevada and Ameritrust Wyoming provide that the bylaws of each respective corporation may be altered, amended, or repealed by a majority of the board of directors.

Proxies

Under Nevada law, a proxy is effective only for a period of six months from the date of its creation, unless it is coupled with an interest or unless otherwise provided by the stockholder in the proxy, which duration may not exceed seven years. A proxy shall be deemed irrevocable if the written authorization states that the proxy is irrevocable, but is irrevocable only for as long as it is coupled with an interest sufficient in law to support an irrevocable power.

Under Wyoming law, proxy is effective for eleven (11) months unless a longer period is expressly provided in the appointment form. A proxy is revocable unless the appointment form or electronic transmission states that it is irrevocable and the appointment is coupled with an interest; such irrevocable proxy is revoked when the interest with which it is coupled is extinguished.

Preemptive Rights

Under Nevada and Wyoming law, stockholders of a corporation do not have a preemptive right to acquire the corporation’s unissued shares except to the extent the articles of incorporation so provide. The respective articles of incorporation of Ameritrust Nevada and Ameritrust Wyoming do not provide for preemptive rights.

Dividends

Both Nevada and Wyoming law provide that unless the articles of incorporation provide otherwise, shares may be issued pro rata and without consideration to the corporation’s stockholders or to the stockholders of one (1) or more classes or series. An issuance of shares under these provisions is a share dividend. Shares of one (1) class or series may not be issued as a share dividend in respect of shares of another class or series unless (i) the articles of incorporation so authorizes; (ii) a majority of the votes entitled to be cast by the class or series to be issued approve the issue; or (iii) there are no outstanding shares of the class or series to be issued. If the board of directors does not fix the record date for determining stockholders entitled to a share dividend, it is the date the board of directors authorizes the share dividend.

Distributions to Stockholders

Under Nevada law, except as otherwise provided in the articles of incorporation, the board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. A distribution may be made, among other ways, by purchase, redemption, or other acquisition of the corporation’s shares.

Under Wyoming law, the board of directors may authorize and the corporation may make distributions to its stockholders, provided that, no distribution may be made if, after giving it effect: the corporation would not be able to pay its debts as they become due in the usual course of business; or the corporation’s total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. A corporation may make a distribution, among other ways, by: (i) the purchase, redemption, or other acquisition of the corporation’s shares; or (ii) the distribution of indebtedness.

The respective articles of incorporation of Ameritrust Nevada and Ameritrust Wyoming do not modify the applicable statutory rules regarding distributions to stockholders.

Dissolution

Nevada law provides that a corporation may be voluntarily dissolved upon the directors’ approval of and recommendation to the stockholders to dissolve and approval by the stockholders entitled to vote on such dissolution.

Wyoming law allows the board of directors to propose dissolution to the stockholders of the corporation. For the proposal to dissolve to be adopted: (i) the board of directors shall recommend dissolution to the stockholders, unless the board of directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the stockholders; and (ii) the stockholders entitled to vote shall approve the proposal to dissolve. Unless the articles of incorporation or the board of directors require a greater vote or a vote by voting groups, adoption of the proposal to dissolve shall require the approval of the stockholders at a meeting at which a quorum consisting of at least a majority of the votes entitled to be cast exists.

Wyoming law also provides that a court may dissolve a corporation in an action by a stockholder where any of the following have occurred: (i) the directors are deadlocked in the management of the corporate affairs, the stockholders are unable to break the deadlock, and irreparable injury to the corporation is threatened or being suffered, or the business and affairs of the corporation can no longer be conducted to the advantage of the stockholders generally, because of the deadlock; (ii) the directors or those in control of the corporation have acted, are acting, or will act in a manner that is illegal, oppressive, or fraudulent; (iii) the stockholders are deadlocked in voting power and have failed, for a period that includes at least two (2) consecutive annual meeting dates, to elect successors to directors whose terms have expired; or (iv) the corporate assets are being misapplied or wasted.

Wyoming law further provides that a court may dissolve a corporation in a proceeding brought by the attorney general if it establishes that the corporation obtained its articles of incorporation through fraud or the corporation has continued to exceed or abuse the authority conferred upon it by law.

Nevada law does not have a comparable statute with respect to judicial dissolutions.

Anti-Take Over Provisions

Nevada law prohibits a "resident domestic corporations" (i.e. a domestic corporation that has more than 200 stockholders of record) from engaging in a "combination" with an "interested stockholder" for two (2) years following the date that such person becomes an interested stockholder and places certain restrictions on such combinations even after the expiration of the two-year period. With certain exceptions, an interested stockholder is a person or group that owns ten-percent (10%) or more of the corporation’s outstanding voting power (including stock with respect to which the person has voting rights and any rights to acquire stock pursuant to an option, warrant, agreement, arrangement, or understanding or upon the exercise of conversion or exchange rights) or is an affiliate or associate of the corporation and was the owner of ten percent (10%) or more of such voting stock at any time within the previous two years. A Nevada corporation may elect not to be governed by this provision in its articles of incorporation. Ameritrust has not opted out of this provision in its articles of incorporation.

Wyoming law prohibits a "qualified corporation" from engaging in a "combination" with an "interested stockholder" for three (3) years following the date that such person becomes an interested stockholder and places certain restrictions on such combinations even after the expiration of the three-year period. A "qualified corporation" is large publicly traded corporation (i.e. more than $10 million in assets), incorporated in Wyoming and which has “substantial business operations" in Wyoming (as set forth in the Wyoming Statutes) With certain exceptions, an interested stockholder is a person or group that owns fifteen-percent (15%) or more of the corporation’s outstanding voting power (including stock with respect to which the person has voting rights and any rights to acquire stock pursuant to an option, warrant, agreement, arrangement, or understanding or upon the exercise of conversion or exchange rights) or is an affiliate or associate of the corporation and was the owner of fifteen-percent (15%) or more of such voting stock at any time within the previous two years. A Wyoming corporation may elect not to be governed by this provision by either a specific provision in in its articles of incorporation or a statement in its bylaws that it elects not to be subject to these restrictions. Ameritrust’s bylaws include a statement that it elects not to be subject to these restrictions.

Nevada law contains provisions relating to "issuing corporations" (an entity with more than 200 record stockholders and 100 of such record stockholders are Nevada residents) that provide that an acquiring person shall only obtain voting rights in the "control shares" purchased by such person to the extent approved by the other stockholders at a meeting. Wyoming has similar provisions for "qualified corporations." With certain exceptions, an acquiring person is one who acquires or offers to acquire a "controlling interest" in the corporation, defined as one-fifth or more of the voting power. Control shares include not only shares acquired or offered to be acquired in connection with the acquisition of a controlling interest, but also all shares acquired by the acquiring person within the preceding 90 days. The Nevada and Wyoming statutes cover not only the acquiring person but also any persons acting in association with the acquiring person. Nevada and Wyoming permit a corporation to elect not to be governed by these provisions in the same manner set forth above. Ameritrust Nevada and Ameritrust Wyoming have opted out of this provision in its respective articles of incorporation. Ameritrust’s bylaws include a statement that it elects not to be subject to these restrictions.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

The Company believes that for federal income tax purposes no gain or loss will be recognized by Ameritrust Nevada, Ameritrust Wyoming or the shareholders of Ameritrust Nevada who receive Ameritrust Wyoming common stock for their Ameritrust Nevada common stock in connection with the Reincorporation.  The adjusted tax basis of each whole share of Ameritrust Wyoming common stock received by a shareholder of Ameritrust Nevada as a result of the Reincorporation will be the same as the shareholder’s aggregate adjusted tax basis in the shares of Ameritrust Nevada common stock converted into such shares of Ameritrust Wyoming common stock.  A shareholder who holds Ameritrust Nevada common stock will include in his holding period for the Ameritrust Wyoming common stock that he receives as a result of the Reincorporation his holding period for Ameritrust Nevada Common Stock which he converted into such Ameritrust Wyoming common stock.

You should consult your own tax advisers as to the particular tax consequences to you of the reincorporation under state, local or foreign tax laws.

Dissenters’ Rights

Under Nevada Law Section 92A.380, you, the Corporation’s stockholder, have the right to dissent from the reincorporation merger and demand payment of the fair value of your shares of the Corporation’s capital stock and are urged to read the full text of the Nevada dissenters’ rights statute, which is reprinted in its entirety and attached as Exhibit D hereto. Under Nevada Law, "fair value" is defined with respects to dissenter's shares, as "the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

The following is a brief summary of the relevant portions of Nevada Law Sections 92A.300 to 92A.500, attached hereto in its entirety as Exhibit D to this Information Statement, which sets forth the procedure for exercising dissenters’ rights with respect to the change in domicile and demanding statutory appraisal rights. This discussion and Exhibit D should be reviewed carefully by you if you wish to exercise statutory dissenters’ rights or wish to preserve the right to do so, because failure to strictly comply with any of the procedural requirements of the Nevada dissenters’ rights statute may result in a termination or waiver of dissenters’ rights under the Nevada dissenters’ rights statute. If you elect to assert dissenters’ rights in connection with the reincorporation/merger, you must comply with the following procedures:

Notice of Dissenters Rights

Included with this Information Statement is a notice of dissenters rights, which notice states where demand for payment must be sent and where share certificates shall be deposited, among other information. In accordance with the notice, the dissenting stockholder must make a written demand on us on or before June __, 2020 for payment of the fair value of his or her shares and deposit his or her share certificates in accordance with the notice.

Payment of Fair Value

Within 30 days after the receipt of demand for the fair value of the dissenters’ shares (a form of which is attached as Schedule I), we will pay each dissenter who complied with the required procedures the amount it estimates to be the fair value of the dissenters’ shares, plus accrued interest. Additionally, we shall mail to each dissenting stockholder a statement as to how fair value was calculated, a statement as to how interest was calculated, a statement of the dissenters’ right to demand payment of fair value under Nevada law, and a copy of the relevant provisions of Nevada law.

Petition to Court to Determine Fair Value

A dissenting stockholder, within thirty (30) days following receipt of payment for the shares, may send us a notice containing such stockholder’s own estimate of fair value and accrued interest, and demand payment for that amount less the amount received pursuant to our payment of fair value to such stockholder. If a demand for payment remains unsettled, we will petition the court to determine fair value and accrued interest. If we fail to commence an action within sixty (60) days following the receipt of the stockholder’s demand, we will pay to the stockholder the amount demanded by the stockholder in the stockholder's notice containing the stockholder’s estimate of fair value and accrued interest.

All dissenting stockholders, whether residents of Nevada or not, must be made parties to the action and the court will render judgment for the fair value of their shares. Each party must be served with the petition. The judgment shall include payment for the amount, if any, by which the court finds the fair value of such shares, plus interest, exceeds the amount already paid. If the court finds that the demand of any dissenting stockholder for payment was arbitrary, vexatious, or otherwise not in good faith, the court may assess costs, including reasonable fees of counsel and experts, against such stockholder. Otherwise the costs and expenses of bringing the action will be determined by the court. In addition, reasonable fees and expenses of counsel and experts may be assessed against us if the court finds that it did not substantially comply with the requirements of the Nevada dissenters’ rights statute or that it acted arbitrarily, vexatiously, or not in good faith with respect to the rights granted to dissenters under Nevada law.

If you fail to comply fully with the statutory procedure summarized above, you will forfeit your right to dissent.

 Exhibits Index

A. Agreement and Plan of Merger

B. Wyoming Articles of Incorporation

C. Wyoming Bylaws

D. Nevada Dissenters’ Rights

End of Filing

EXHIBIT A

AGREEMENT AND PLAN OF MERGER

BETWEEN GRYPHON RESOURCES, INC. AND AMERITRUST CORPORATION

This Agreement and Plan of Merger (the "Agreement") is made and entered into this 21st day of May, 2020 by and between Gryphon Resources, Inc. a Nevada corporation ("Gryphon"), and Ameritrust Corporation a Wyoming corporation ("Ameritrust") (said corporations being hereinafter sometimes collectively referred to as the "Constituent Corporations").

W I T N E S S E T H:

WHEREAS, Gryphon has authorized capital stock consisting of: (i) 400,000,000 shares of $.001 par value common stock ("Gryphon Common Stock");

WHEREAS, Ameritrust has authorized capital stock consisting of: unlimited shares of common stock, $.0001 par value ("Ameritrust Common Stock"), and unlimited shares of preferred stock at a par value of $.0001;

WHEREAS, the laws of the State of Wyoming and the State of Nevada permit a merger of the Constituent Corporations;

WHEREAS, the Boards of Directors of each of the Constituent Corporations have determined that it is advisable and for the benefit of each of the Constituent Corporations and their respective shareholders that Gryphon be merged with and into Ameritrust on the terms and conditions hereinafter set forth, and by resolutions duly adopted have adopted the terms and conditions of this Agreement; and directed that the proposed merger be submitted to the shareholders of Ameritrust and recommended to such shareholders approval of the terms and conditions hereinafter set forth;

NOW, THEREFORE, for and in consideration of the premises and of the mutual agreements, promises and covenants contained herein, it is agreed by and between the parties hereto, subject to the conditions hereinafter set forth and in accordance with the Nevada Corporation Code (the "Code"), that Gryphon shall be and hereby is, at the Effective Date (as hereinafter defined), merged with and into Ameritrust (Ameritrust subsequent to such merger being hereinafter sometimes referred to as the "Surviving Corporation"), with the corporate existence of the Surviving Corporation to be continued under the name "Ameritrust Corporation," and that the terms and conditions of the merger hereby agreed upon, the mode of carrying the same into effect, the manner of converting shares are and shall be as follows:

Section 1.

Merger

1.1 On the Effective Date, Gryphon shall be merged with and into Ameritrust, and Ameritrust shall continue in existence and the merger shall in all respects have the effect provided for in Section 92A.005 et seq. of the Nevada Revised Statutes and Article 11 Chapter 17 of the Wyoming Business Corporation Act.

1.2 Without limiting the foregoing, on and after the Effective Date, the separate existence of Gryphon shall cease, and, in accordance with the terms of this Agreement, the title to all real estate and other property owned by each of the Constituent Corporations shall be vested in the Surviving Corporation without reversion or impairment; the Surviving Corporation shall have all liabilities of each of the Constituent Corporations; and any proceeding pending against any Constituent Corporation may be continued as if the merger did not occur or the Surviving Corporation may be substituted in its place.

1.3 Prior to and from and after the Effective Date, the Constituent Corporations shall take all such action as shall be necessary or appropriate in order to effectuate the merger.  If at any time the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other actions are necessary, appropriate or desirable to vest in said corporation, according to the terms hereof, the title to any property or rights of Ameritrust, the last acting officers of Ameritrust, or the corresponding officers of the Surviving Corporation, shall and will execute and make all such proper assignments and assurances and take all action necessary and proper to vest title in such property or rights in the Surviving Corporation, and otherwise to carry out the purposes of this Agreement.

Section 2.

Terms of Transaction

2.1 Upon the Effective Date:

(a) The shareholders of Gryphon shall, within 30 days of the Effective Date, submit their certificates for Gryphon common stock to Ameritrust for replacement with Ameritrust common stock.  Each share of Gryphon Common Stock submitted shall thereupon be converted into 1 share of Ameritrust Common Stock, subject to the provisions of Section 2.2 below, the shares of Common Stock of the Surviving Corporation required for such purpose being drawn from authorized but unissued shares of the Surviving Corporation.

(b) Each share of Gryphon Common Stock held in the treasury of Gryphon immediately prior to the Effective Date of the merger shall by virtue of the merger and without any action on the part of the holder thereof, be cancelled and retired and cease to exist without any conversion thereof.

(c) Each share of Ameritrust Common Stock outstanding and owned of record by its shareholders, if any, immediately prior to the Effective Date shall remain outstanding.

2.2 After the Effective Date, each holder of an outstanding certificate or certificates of Gryphon Common Stock (other than Dissenting Shares) will, upon surrender of such certificate or certificates, within 30 days of the Effective Date be entitled to a certificate or certificates representing the same number of shares of Ameritrust Common Stock.  After the Effective Date certificates representing shares of Gryphon common stock which are not submitted to the Surviving Corporation within 30 days of the Effective Date shall be cancelled and holders of such shares shall not be entitled to any further dividends, distributions, or voting rights as a shareholder in the Surviving Corporation.

2.3 Notwithstanding any provision of this Agreement to the contrary, shares of Gryphon which are issued and outstanding immediately prior to the Effective Date and which are held by shareholders who have timely filed with Gryphon a written objection to the merger (the "Dissenting Shares") shall not be converted into or represent a right to receive shares of Gryphon Common Stock pursuant to the terms hereof, but the holder thereof shall be entitled only to such rights as are granted in Title 7 Chapter 92A of the Nevada Revised Statutes.  Each holder of Dissenting Shares who becomes entitled to payment for such shares pursuant to the foregoing Article of the Code shall receive payment therefor from Gryphon in accordance with the Code.  If such holder shall have failed to perfect, or shall have effectively withdrawn or lost, his right to appraisal and payment for his shares under the foregoing Article of the Code, each such share, subject to the terms of Section 2.2 above, shall be converted into and represent the right to receive shares of Gryphon Common Stock pursuant to the terms of this Agreement upon surrender of the certificate representing such share to Gryphon.

Section 3.

Directors and Officers

The persons who are directors and officers of Gryphon immediately prior to the Effective Date shall continue as the directors and officers of the Surviving Corporation and shall continue to hold office as provided in the bylaws of the Surviving Corporation.

Section 4.

Articles of Incorporation and Bylaws

4.1 From and after the Effective Date, the Articles of Incorporation of Ameritrust, as in effect at such date, shall be the Articles of Incorporation of the Surviving Corporation and shall continue in effect until the same shall be altered, amended or repealed as therein provided or as provided by law.

4.2 From and after the Effective Date, the bylaws of Gryphon, in effect at such date, shall be the bylaws of the Surviving Corporation and shall continue in effect until the same shall be altered, amended or repealed as therein provided or as provided by law.

Section 5.

Shareholder Approval, Effectiveness of Merger

This Agreement shall be submitted for approval to the shareholders of Gryphon as provided by the Code.  If this Agreement is duly authorized and adopted by the requisite vote or written consents of such shareholders and is not terminated and abandoned pursuant to the provisions of Section 6 hereof, this Agreement shall be executed, and this Agreement, or a certificate of Merger incorporating the terms of this Agreement as allowed by state law, shall be filed and recorded in accordance with the laws of the State of Nevada and Wyoming as soon as practicable after the last approval by such shareholders.  The Board of Directors and the proper officers of the Constituent Corporations are authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement or of the merger herein provided for.  The merger shall become effective on the effective date of the vote of shareholders, which approved the merger (said date is herein referred to as the "Effective Date").

Section 6.

Termination

At any time prior to the filing of the Articles or Certificate of Merger with the Secretary of State of Nevada, the Board of Directors of Gryphon may terminate and abandon this Agreement, notwithstanding favorable action on the merger by the shareholders of either such corporation or earlier approval by the Boards of Directors of such corporations.  Without limiting the generality of the foregoing, the Board of Directors of Gryphon and Ameritrust may terminate and abandon this Agreement at any time prior to such filing, if more than ten (10%) percent of the holders of shares of Gryphon or more than ten percent (10%) of the holders of shares of Ameritrust exercise their dissenters' rights pursuant to Article 13 of the Code in connection with the merger.

Section 7.

Miscellaneous

7.1 This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

7.2 This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Nevada.

IN WITNESS WHEREOF, the Constituent Corporations have each caused this Agreement to be executed, their respective corporate seals to be affixed and the foregoing attested, all by their respective duly authorized officers, as of the date hereinabove first written.

Gryphon Resources, Inc.

By: /s/Seong Y.  Lee

Seong Y. Lee, Chief Executive Officer

Ameritrust Corporation

By: Seong Y. Lee

Seong Y. Lee, President

EXHIBIT B

Ed Murray
Wyoming Secretary of State
2020 Carey Avenue, Suite 700
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: Business@wyo.gov

WY Secretary of State
FILED: 04/30/2020 12:24 PM
Original ID: 2020-000912651
Amendment ID: 2020-002812295

Profit Corporation
Articles of Amendment

1. Corporation name:

Americorp, Inc.

2. Article number(s) I, V is amended as follows:

SEE ATTACHED

3. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment.

4. The amendment was adopted on 04/23/2020
(Date – mm/dd/yyyy)

RECEIVED
APR 27 2020
WYOMING
SECRETARY OF STATE

P-Amendment – Revised October 2015

5. Approval of the amendment: *(Please check **only one** appropriate field to indicate the party approving the amendment.)*

☑ **Shares were *not* issued** and the board of directors or incorporators have adopted the amendment.

OR

☐ **Shares were issued** and the board of directors have adopted the amendment *without shareholder approval*, in compliance with W.S. 17-16-1005.

OR

☐ **Shares were issued** and the board of directors have adopted the amendment *with shareholder approval*, in compliance with W.S. 17-16-1003.

Signature: [signature]

(May be executed by Chairman of Board, President or another of its officers.)

Date: 04/23/2020
(mm/dd/yyyy)

Print Name: DeAnna Montemayor, on behalf of,

Title: Capital Administrations, LLC
Authorized Agent for Americorp, Inc.

Contact Person:

Daytime Phone Number:

Email:

(Email provided will receive annual report reminders and filing evidence.)
**May list multiple email addresses*

Checklist

☐ ***Filing Fee: $50.00*** Make check or money order payable to Wyoming Secretary of State.
☐ Please submit one **originally signed** document.
☐ **Typical processing time is 3-5 business days** following the date of receipt in our office.
☐ Please review form prior to submitting to the Secretary of State to ensure all areas have been completed to avoid a delay in the processing time of your documents.

P-Amendment – Revised October 2015

Article I: The name of the corporation is:

Ameritrust Corporation

Article V: The number, par value, and class of shares the profit corporation will have authority to issue are:

Number of Preferred Shares: Unlimited Preferred Par Value: $0.0100

Preferred Stock

The Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more series. The description of shares of Preferred Stock, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption shall be as set forth in resolutions adopted by the Board of Directors, and articles of amendment shall be filed with the Georgia Secretary of State as required by law to be filed with respect to issuance of such Preferred Stock, prior to the issuance of any shares of Preferred Stock.

The Board of Directors is expressly authorized, at any time, by adopting resolutions providing for the issuance of, or providing for a change in the number of shares of any Preferred Stock and, if and to the extent from time to time required by law, by filing articles of amendment which are effective without Shareholder action to increase or decrease the number of shares included in the Preferred Stock, but not below the number of shares then issued, and to set or change in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption relating to the shares of Preferred Stock. Notwithstanding the foregoing, the Board of Directors shall not be authorized to change the rights of holders of the Common Stock of the Corporation to vote one vote per share on all matters submitted for shareholder action. The authority of the Board of Directors with respect to the Preferred Stock shall include, but not be limited to, setting or changing the following:

a. the annual dividend rate, if any, on shares of Preferred Stock, the times of payment and the date from which dividends shall be accumulated, if dividends are to be cumulative;

b. whether the shares of Preferred Stock shall be redeemable and, if so, the redemption price and the terms and conditions of such redemption;

c. the obligation, if any, of the Corporation to redeem shares of Preferred Stock pursuant to a sinking fund;

d. whether shares of Preferred Stock shall be convertible into, or exchangeable for, shares of stock of any other class or classes and, if so, the terms and conditions of such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

e. whether the shares of Preferred Stock shall have voting rights, in addition to the voting rights provided by law, and, if so, the extent of such voting rights;

f. the rights of the shares of Preferred Stock in the event of voluntary or involuntary liquidation, dissolution or winding-up of the Corporation; and

g. any other relative rights, powers, preferences, qualifications, limitations or restrictions thereof relating to the Preferred Stock.

The shares of Preferred Stock of any one series shall be identical with each other in all respects except as to the dates from and after which dividends thereon shall cumulate, if cumulative.

STATE OF WYOMING
Office of the Secretary of State

I, EDWARD A. BUCHANAN, Secretary of State of the State of Wyoming, do hereby certify that the filing requirements for the issuance of this certificate have been fulfilled.

CERTIFICATE OF NAME CHANGE

Current Name: **Ameritrust Corporation**
Old Name: **Americorp, Inc.**

I have affixed hereto the Great Seal of the State of Wyoming and duly executed this official certificate at Cheyenne, Wyoming on this **30th** day of **April, 2020**

Edward A. Buchanan
Secretary of State

By: Shawn Havel

Filed Date: 04/30/2020

Secretary of State

Wyoming Secretary of State
Herschler Bldg East, Ste.100 & 101

Cheyenne, WY 82002-0020
Ph. 307-777-7311

For Office Use Only
WY Secretary of State
FILED: Apr 23 2020 11:23AM
Original ID: 2020-000912651

Profit Corporation
Articles of Incorporation

I. The name of the profit corporation is:
Americorp, Inc.

II. The name and physical address of the registered agent of the profit corporation is:
Capital Administrations LLC
1712 Pioneer Ave Ste 115
Cheyenne, WY 82001

III. The mailing address of the profit corporation is:
1712 Pioneer Ave.
Ste. 500
Cheyenne, Wyoming 82001

IV. The principal office address of the profit corporation is:
1712 Pioneer Ave.
Ste. 500
Cheyenne, Wyoming 82001

V. The number, par value, and class of shares the profit corporation corporation will have the authority to issue are:

Number of Common Shares:	Unlimited	Common Par Value:	$0.0100
Number of Preferred Shares:	0	Preferred Par Value:	$0.0000

VI. The name and address of each incorporator is as follows:
Capital Administrations, LLC
1712 Pioneer Ave. Ste 115 Cheyenne, WY 82001

VII. Additional Article:
The governing board of the corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the By-Laws of the Corporation, providing that the number of directors shall not be reduced to fewer than one (1).

The name and post office address of the first Board of Directors shall be one (1) in number and listed as follows:

Seong Yeol Lee - 1712 Pioneer Ave. Ste 500 Cheyenne, WY 82001

VIII. Additional Article:
The capital stock, after the amount of the subscription price, or par value, has been paid in, shall not be subject to assessment to pay the debts of the corporation.

IX. Additional Article:
No director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a

Page 1 of 5

director or officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

Signature: *DeAnna Montemayor* Date: **04/23/2020**

Print Name: **DeAnna Montemayor**

Title: **Incorporator**

Email: **tax@wyomingcompany.com**

Daytime Phone #: **(307) 632-3333**

Page 2 of 5

Secretary of State

Wyoming Secretary of State
Herschler Bldg East, Ste.100 & 101

Cheyenne, WY 82002-0020
Ph. 307-777-7311

- ☑ I am the person whose signature appears on the filing; that I am authorized to file these documents on behalf of the business entity to which they pertain; and that the information I am submitting is true and correct to the best of my knowledge.
- ☑ I am filing in accordance with the provisions of the Wyoming Business Corporation Act, (W.S. 17-16-101 through 17-16-1804) and Registered Offices and Agents Act (W.S. 17-28-101 through 17-28-111).
- ☑ I understand that the information submitted electronically by me will be used to generate Articles of Incorporation that will be filed with the Wyoming Secretary of State.
- ☑ I intend and agree that the electronic submission of the information set forth herein constitutes my signature for this filing.
- ☑ I have conducted the appropriate name searches to ensure compliance with W.S. 17-16-401.
- ☑ I affirm, under penalty of perjury, that I have received actual, express permission from each of the following incorporators to add them to this business filing: Capital Administrations, LLC

Notice Regarding False Filings: Filing a false document could result in criminal penalty and prosecution pursuant to W.S. 6-5-308.

W.S. 6-5-308. Penalty for filing false document.

(a) A person commits a felony punishable by imprisonment for not more than two (2) years, a fine of not more than two thousand dollars ($2,000.00), or both, if he files with the secretary of state and willfully or knowingly:

(i) Falsifies, conceals or covers up by any trick, scheme or device a material fact;

(ii) Makes any materially false, fictitious or fraudulent statement or representation; or

(iii) Makes or uses any false writing or document knowing the same to contain any materially false, fictitious or fraudulent statement or entry.

- ☑ I acknowledge having read W.S. 6-5-308.

Filer is: ☐ An Individual ☑ An Organization

The Wyoming Secretary of State requires a natural person to sign on behalf of a business entity acting as an incorporator, organizer, or partner. The following individual is signing on behalf of all Organizers, Incorporators, or Partners.

Filer Information:

By submitting this form I agree and accept this electronic filing as legal submission of my Articles of Incorporation.

Signature:	*DeAnna Montemayor*	Date:	**04/23/2020**
Print Name:	**DeAnna Montemayor**		
Title:	**Incorporator**		
Email:	**tax@wyomingcompany.com**		
Daytime Phone #:	**(307) 632-3333**		

Page 3 of 5

Wyoming
Secretary of State

Wyoming Secretary of State
Herschler Bldg East, Ste.100 & 101

Cheyenne, WY 82002-0020
Ph. 307-777-7311

Consent to Appointment by Registered Agent

Capital Administrations LLC, whose registered office is located at **1712 Pioneer Ave Ste 115, Cheyenne, WY 82001**, voluntarily consented to serve as the registered agent for **Americorp, Inc.** and has certified they are in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

I have obtained a signed and dated statement by the registered agent in which they voluntarily consent to appointment for this entity.

Signature: *DeAnna Montemayor* Date: **04/23/2020**

Print Name: **DeAnna Montemayor**

Title: **Incorporator**

Email: **tax@wyomingcompany.com**

Daytime Phone #: **(307) 632-3333**

Page 4 of 5

EXHIBIT C

BYLAWS

OF

AMERITRUST CORPORATION

____________________________

 ARTICLE I — OFFICES

Section 1.1  Principal Office.   The principal office and place of business of Ameritrust Corporation. (the “Corporation”) shall be at such location as may be determined from time to time by the Board of Directors of the Corporation.

Section 1.2  Other Offices.   Other offices and places of business either within or without the State of Wyoming may be established from time to time by resolution of the board of directors of the Corporation (the “Board of Directors”) or as the business of the Corporation may require. The street address of the Corporation’s resident agent is the registered office of the Corporation in Wyoming.

ARTICLE II — STOCKHOLDERS

Section 2.1  Annual Meeting.   The annual meeting of the stockholders of the Corporation shall be held on such date and at such time as may be designated from time to time by the Board of Directors. At the annual meeting, directors shall be elected and any other business may be transacted as may be properly brought before the meeting.

Section 2.2  Special Meetings.

(a)  Subject to the rights of the holders of preferred stock, if any, special meetings of the stockholders may be called only by the chairman of the board, if any, or the chief executive officer, if any, or, the president,, if any, and shall be called by the secretary upon the written request of at least a majority of the authorized number of directors or by the holders of at least ten percent (10%) of all the votes entitled to be cast at a meeting. Such request shall state the purpose or purposes of the meeting. Stockholders shall have no right to request or call a special meeting.

(b)  No business shall be acted upon at a special meeting of stockholders except as set forth in the notice of the meeting.

Section 2.3  Place of Meetings.   Any meeting of the stockholders of the Corporation may be held at the Corporation’s registered office in the State of Wyoming or at such other place within or without of the State of Wyoming and United States as may be designated in the notice of meeting. A waiver of notice signed by all stockholders entitled to vote may designate any place for the holding of such meeting.

Section 2.4  Notice of Meetings; Waiver of Notice.

(a) The Chairman of the Board, president, chief executive officer, if any, a vice president, the secretary, an assistant secretary or any other individual designated by the Board of Directors shall sign and deliver or cause to be delivered to the stockholders written notice of any stockholders’ meeting not less than ten (10) days, but not more than sixty (60) days, before the date of such meeting. The notice shall state the place, date and time of the meeting and the purpose or purposes for which the meeting is called. The notice shall contain or be accompanied by such additional information as may be required by the Wyoming Business Corporation Act (“WBCA”).

(b)  In the case of an annual meeting, subject to Section 2.13 below, any proper business may be presented for action, except that (i) if a proposed plan of merger, conversion or exchange is submitted to a vote, the notice of the meeting must state that the purpose, or one of the purposes, of the meeting is to consider the plan of merger, conversion or exchange and must contain or be accompanied by a copy or summary of the plan; and (ii) if a proposed action creating appraisal rights is to be submitted to a vote, the notice of the meeting must state that the stockholders are or may be entitled to assert appraisal rights under WBCA 17-16-1301 to 17-16-1340, inclusive, and be accompanied by a copy of those sections.

(c) A copy of the notice shall be personally delivered or mailed postage prepaid to each stockholder of record entitled to vote at the meeting at the address appearing on the records of the Corporation. Upon mailing, service of the notice is complete, and the time of the notice begins to run from the date upon which the notice is deposited in the mail. If the address of any stockholder does not appear upon the records of the Corporation or is incomplete, it will be sufficient to address any notice to such stockholder at the registered office of the Corporation.

(d) The written certificate of the individual signing a notice of meeting, setting forth the substance of the notice or having a copy thereof attached, the date the notice was mailed or personally delivered to the stockholders and the addresses to which the notice was mailed, shall be prima facie evidence of the manner and fact of giving such notice.

(e)  Any stockholder may waive notice of any meeting by a signed writing, either before or after the meeting. Such waiver of notice shall be deemed the equivalent of the giving of such notice.

Section 2.5  Determination of Stockholders of Record.

(a)  For the purpose of determining the stockholders entitled to notice of and to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, if applicable.

(b) If no record date is fixed, the record date for determining stockholders: (i) entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting and must fix a new record date if the meeting is adjourned to a date more than 60 days later than the date set for the original meeting.

Section 2.6  Quorum; Adjourned Meetings.

(a) Unless the Articles of Incorporation provide for a different proportion, stockholders holding at least a majority of the voting power of the Corporation’s capital stock, represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), are necessary to constitute a quorum for the transaction of business at any meeting. If, on any issue, voting by classes or series is required by the laws of the State of Wyoming, the Articles of Incorporation or these Bylaws, at least a majority of the voting power, represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), within each such class or series is necessary to constitute a quorum of each such class or series.

(b) If a quorum is not represented, a majority of the voting power represented or the person presiding at the meeting may adjourn the meeting from time to time until a quorum shall be represented. At any such adjourned meeting at which a quorum shall be represented, any business may be transacted which might have been transacted as originally called. When a stockholders’ meeting is adjourned to another time or place hereunder, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. However, if a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record as of the new record date. The stockholders present at a duly convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the departure of enough stockholders to leave less than a quorum of the voting power.

Section 2.7  Voting.

(a)  Unless otherwise provided in the WBCA, in the Articles of Incorporation, or in the resolution providing for the issuance of preferred stock adopted by the Board of Directors pursuant to authority expressly vested in it by the provisions of the Articles of Incorporation, each stockholder of record, or such stockholder’s duly authorized proxy, shall be entitled to one (1) vote for each share of voting stock standing registered in such stockholder’s name at the close of business on the record date.

(b)  Except as otherwise provided herein, all votes with respect to shares standing in the name of an individual at the close of business on the record date (including pledged shares) shall be cast only by that individual or such individual’s duly authorized proxy. With respect to shares held by a representative of the estate of a deceased stockholder, or a guardian, conservator, custodian or trustee, even though the shares do not stand in the name of such holder, votes may be cast by such holder upon proof of such representative capacity. In the case of shares under the control of a receiver, the receiver may cast votes carried by such shares even though the shares do not stand of record in the name of the receiver; provided, that the order of a court of competent jurisdiction which appoints the receiver contains the authority to cast votes carried by such shares. If shares stand of record in the name of a minor, votes may be cast by the duly appointed guardian of the estate of such minor only if such guardian has provided the Corporation with written proof of such appointment.

(c) With respect to shares standing of record in the name of another corporation, partnership, limited liability company or other legal entity on the record date, votes may be cast: (i) in the case of a corporation, by such individual as the bylaws of such other corporation prescribe, by such individual as may be appointed by resolution of the Board of Directors of such other corporation or by such individual (including, without limitation, the officer making the authorization) authorized in writing to do so by the chairman of the board, if any, president, chief executive officer, if any, or any vice president of such corporation; and (ii) in the case of a partnership, limited liability company or other legal entity, by an individual representing such stockholder upon presentation to the Corporation of satisfactory evidence of his authority to do so.

(d)  Notwithstanding anything to the contrary contained herein and except for the Corporation’s shares held in a fiduciary capacity, the Corporation shall not vote, directly or indirectly, shares of its own stock owned by it; and such shares shall not be counted in determining the total number of outstanding shares entitled to vote.

(e) Any holder of shares entitled to vote on any matter may cast a portion of the votes in favor of such matter and refrain from casting the remaining votes or cast the same against the proposal, except in the case of elections of directors. If such holder entitled to vote does vote any of such stockholder’s shares affirmatively and fails to specify the number of affirmative votes, it will be conclusively presumed that the holder is casting affirmative votes with respect to all shares held.

(f) With respect to shares standing of record in the name of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, husband and wife as community property, tenants by the entirety, voting trustees or otherwise and shares held by two or more persons (including proxy holders) having the same fiduciary relationship in respect to the same shares, votes may be cast in the following manner:

(i) If only one person votes, the vote of such person binds all.

(ii) If more than one person casts votes, the act of the majority so voting binds all.

(iii)  If more than one person casts votes, but the vote is evenly split on a particular matter, the votes shall be deemed cast proportionately, as split.

(g)  If a quorum is present, unless the Articles of Incorporation, these Bylaws, the WBCA, or other applicable law provide for a different proportion, action by the stockholders entitled to vote on a matter, other than the election of directors, is approved by and is the act of the stockholders if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless voting by classes or series is required for any action of the stockholders by the laws of the State of Wyoming, the Articles of Incorporation or these Bylaws, in which case the number of votes cast in favor of the action by the voting power of each such class or series must exceed the number of votes cast in opposition to the action by the voting power of each such class or series.

(h)  If a quorum is present, directors shall be elected by a plurality of the votes cast.

Section 2.8  Proxies.   At any meeting of stockholders, any holder of shares entitled to vote may designate, in a manner permitted by the laws of the State of Wyoming, another person or persons to act as a proxy or proxies. Every proxy shall continue in full force and effect until its expiration or revocation in a manner permitted by the laws of the State of Wyoming.

Section 2.9   Action Without A Meeting.

(a) Any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that we be required to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. Such instrument may be executed in counterparts or as a unitary document.

(b) In the event that the action to which the stockholders consent is such as would have required the filing of a certificate under the Wyoming General Corporation Law, the effect of such consent shall be as if such action had been voted on by stockholders at a meeting thereof.

(c) If stockholder action is taken by written consent in lieu of meeting signed by less than all of the Corporation's stockholders, then all non-participating stockholders shall be provided with written notice of the action taken within 10 days after the effective date of the written instrument taking such action.

Section 2.10  Organization.

(a)  Meetings of stockholders shall be presided over by the chairman of the board, or, in the absence of the chairman, by the vice-chairman of the board, or in the absence of the vice-chairman, the president, or, in the absence of the president, by the chief executive officer, if any, or, in the absence of the foregoing persons, by a chairman designated by the Board of Directors, or, in the absence of such designation by the Board of Directors, by a chairman chosen at the meeting by the stockholders entitled to cast a majority of the votes which all stockholders present in person or by proxy are entitled to cast. The secretary, or in the absence of the secretary an assistant secretary, shall act as secretary of the meeting, but in the absence of the secretary and any assistant secretary the chairman of the meeting may appoint any person to act as secretary of the meeting. The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitation on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls.

(b) The chairman of the meeting may appoint one or more inspectors of elections. The inspector or inspectors may (i) ascertain the number of shares outstanding and the voting power of each; (ii) determine the number of shares represented at a meeting and the validity of proxies or ballots; (iii) count all votes and ballots; (iv) determine any challenges made to any determination made by the inspector(s); and (v) certify the determination of the number of shares represented at the meeting and the count of all votes and ballots.

Section 2.11  Absentees’ Consent to Meetings.   Transactions of any meeting of the stockholders are as valid as though had at a meeting duly held after regular call and notice if a quorum is represented, either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not represented in person or by proxy (and those who, although present, either object at the beginning of the meeting to the transaction of any business because the meeting has not been lawfully called or convened or expressly object at the meeting to the consideration of matters not included in the notice which are legally or by the terms of these Bylaws required to be included therein), signs a written waiver of notice and/or consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents, and approvals shall be filed with the corporate records and made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called, noticed or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not properly included in the notice if such objection is expressly made at the time any such matters are presented at the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of stockholders need be specified in any written waiver of notice or consent, except as otherwise provided in these Bylaws.

Section 2.12  Director Nominations.   Subject to the rights, if any, of the holders of preferred stock to nominate and elect directors, nominations of persons for election to the Board of Directors of the Corporation may be made by the Board of Directors, by a committee appointed by the Board of Directors, or by any stockholder of record entitled to vote in the election of directors who complies with the notice procedures set forth in Section 2.13 below.

Section 2.13  Advance Notice of Stockholder Proposals and Director Nominations by Stockholders.   At any annual or special meeting of stockholders, proposals by stockholders and persons nominated for election as directors by stockholders shall be considered only if advance notice thereof has been timely given by the stockholder as provided herein and such proposals or nominations are otherwise proper for consideration under applicable law, the Articles of Incorporation and these Bylaws. Notice of any proposal to be presented by any stockholder or of the name of any person to be nominated by any stockholder for election as a director of the Corporation at any meeting of stockholders shall be delivered to the secretary of the Corporation at its principal office not less than sixty (60) nor more than ninety (90) days prior to the day of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than seventy (70) days prior to the day of the meeting, such advance notice shall be given not more than ten (10) days after such date is first so announced or disclosed. Public notice shall be deemed to have been given more than seventy (70) days in advance of the annual meeting if the Corporation shall have previously disclosed, in these Bylaws or otherwise, that the annual meeting in each year is to be held on a determinable date, unless and until the Board of Directors determines to hold the meeting on a different date. For purposes of this Section, public disclosure of the date of a forthcoming meeting may be made by the Corporation not only by giving formal notice of the meeting, but also by notice to a national securities exchange, the Nasdaq National Market or the Nasdaq SmallCap Market (if a corporation’s common stock is then listed on such exchange or quoted on either such Nasdaq market), by filing a report under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Act”) (if the Corporation is then subject thereto), by mailing to stockholders or by a general press release.

Any stockholder who gives notice of any such proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and setting forth such stockholder’s name and address, the number and class of all shares of each class of stock of the Corporation beneficially owned by such stockholder and any material interest of such stockholder in the proposal (other than as a stockholder). Any stockholder desiring to nominate any person for election as a director of the Corporation shall deliver with such notice a statement, in writing, setting forth (a) the name of the person to be nominated; (b) the number and class of all shares of each class of stock of the Corporation beneficially owned by such person; (c) the information regarding such person required by paragraphs (a), (e) and (f) of Item 401 of Regulation S-K adopted by the Securities and Exchange Commission (the “SEC”) (or the corresponding provisions of any regulation subsequently adopted by the SEC applicable to the Corporation), and any other information regarding such person which would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had such nominee been nominated, or intended to be nominated by the Board of Directors; (d) such person’s signed consent to serve as a director of the Corporation if elected; (e) such stockholder’s name and address and the number and class of all shares of each class of stock of the Corporation beneficially owned by such stockholder; (f) a representation that such stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and (g) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder. As used herein, shares “beneficially owned” shall mean all shares as to which such person, together with such person’s affiliates and associates (as defined in Rule 12b-2 under the Act), may be deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Act, as well as all shares as to which such person, together with such person’s affiliates and associates, has a right to become the beneficial owner pursuant to any agreement or understanding, whereupon the exercise of warrants, options or rights to convert or exchange (whether such rights are exercisable immediately or only after the passage of time or the occurrence of conditions). The person presiding at the meeting shall determine whether such notice has been duly given and shall direct that proposals and nominees not be considered if such notice has not been duly given. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section. Notwithstanding the foregoing provisions hereof, a stockholder shall also comply with all applicable requirements of the Act, and the rules and regulations thereunder with respect to the matters set forth herein.

ARTICLE III — DIRECTORS

Section 3.1  General Powers; Performance of Duties.   The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as otherwise provided in the WBCA or the Articles of Incorporation.

Section 3.2  Number, Tenure, and Qualifications.   The Board of Directors of the Corporation shall consist of at least one (1) individual. The number of directors within the foregoing fixed minimum and maximum may be established and changed from time to time by resolution adopted by the Board of Directors of the Corporation without amendment to these Bylaws or the Articles of Incorporation. Each director shall hold office until his successor shall be elected or appointed and qualified or until his earlier death, retirement, disqualification, resignation or removal. No reduction of the number of directors shall have the effect of removing any director prior to the expiration of his term of office. No provision of this Section shall be restrictive upon the right of the Board of Directors to fill vacancies or upon the right of the stockholders to remove directors as is hereinafter provided.

Section 3.3  Chairman of the Board.   The Board of Directors shall elect a chairman of the board from the members of the Board of Directors who shall preside at all meetings of the Board of Directors and stockholders at which he shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him by the Board of Directors, these Bylaws or as may be provided by law.

Section 3.4  Vice-Chairman of the Board.   The Board of Directors shall elect a vice-chairman of the board from the members of the Board of Directors who shall preside at all meetings of the Board of Directors and stockholders at which he shall be present and the chairman is not present and shall have and may exercise such powers as may, from time to time, be assigned to him by the Board of Directors, these Bylaws or as may be provided by law.

Section 3.5  Removal and Resignation of Directors.   Subject to any rights of the holders of preferred stock and except as otherwise provided in the WBCA, any director may be removed from office with or without cause by the affirmative vote of the holders of not less than a majority of the voting power of the issued and outstanding stock of the Corporation entitled to vote generally in the election of directors (voting as a single class) excluding stock entitled to vote only upon the happening of a fact or event unless such fact or event shall have occurred. A director may be removed by the shareholders only at a meeting called for the purpose of removing the director and the meeting called for the purpose of removing the director and the meeting notice shall state that the purpose, or one of the purposes, of the meeting is removal of the director. In addition, the district court of the county of the Corporation’s principal office, or if none in Wyoming, its registered office, is located may remove a director of the Corporation from office in a proceeding commenced by or in the right of the Corporation if the court finds that: (i) the director engaged in fraudulent conduct with respect to the Corporation or its stockholders, grossly abused the position of director, or intentionally inflicted harm on the corporation; and (ii) considering the director’s course of conduct and the inadequacy of other available remedies, removal would be in the best interest of the Corporation. Any director may resign effective upon giving written notice, unless the notice specifies a later time for effectiveness of such resignation, to the chairman of the board, if any, the president or the secretary, or in the absence of all of them, any other officer.

Section 3.6  Vacancies; Newly Created Directorships.   Subject to any rights of the holders of preferred stock, any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled by a majority vote of the directors then in office or by a sole remaining director, in either case though less than a quorum, and the director(s) so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of the class to which he has been elected expires, or until his earlier resignation or removal. If the vacant office was held by a director elected by a voting group of stockholders, only the directors elected by that voting group are entitled to fill the vacancy; provided, that if no such directors remain, then the holders of that voting group are entitled to fill the vacancy. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent directors.

Section 3.7  Annual and Regular Meetings.   Immediately following the adjournment of, and at the same place as, the annual or any special meeting of the stockholders at which directors are elected, the Board of Directors, including directors newly elected, shall hold its annual meeting without call or notice, other than this provision, to elect officers and to transact such further business as may be necessary or appropriate. The Board of Directors may provide by resolution the place, date, and hour for holding regular meetings between annual meetings.

Section 3.8  Special Meetings.   Except as otherwise required by law, and subject to any rights of the holders of preferred stock, special meetings of the Board of Directors may be called only by the chairman of the board, if any, or if there be no chairman of the board, by any of the chief executive officer, if any, the president, or the secretary, and shall be called by the chairman of the board, if any, the president, the chief executive officer, if any, or the secretary upon the request of at least a majority of the authorized number of directors. If the chairman of the board, or if there be no chairman of the board, each of the president, chief executive officer, if any, and secretary, refuses or neglects to call such special meeting, a special meeting may be called by a written request signed by at least a majority of the authorized number of directors.

Section 3.9  Place of Meetings.   Any regular or special meeting of the directors of the Corporation may be held at such place as the Board of Directors, or in the absence of such designation, as the notice calling such meeting, may designate. A waiver of notice signed by the directors may designate any place for the holding of such meeting.

Section 3.10  Notice of Meetings.   Except as otherwise provided in Section 3.8 above, there shall be delivered to each director at the address appearing for him on the records of the Corporation, at least forty-eight (48) before the time of such meeting, a copy of a written notice of any meeting (a) by delivery of such notice personally, (b) by mailing such notice postage prepaid, (c) by facsimile, (d) by overnight courier, (e) by telegram, or (f) by electronic transmission or electronic writing, including, but not limited to, email. If mailed to an address inside the United States, the notice shall be deemed delivered two (2) business days following the date the same is deposited in the United States mail, postage prepaid. If mailed to an address outside the United States, the notice shall be deemed delivered four (4) business days following the date the same is deposited in the United States mail, postage prepaid. If sent via facsimile, by electronic transmission or electronic writing, including, but not limited to, email, the notice shall be deemed delivered upon sender’s receipt of confirmation of the successful transmission. If sent via overnight courier, the notice shall be deemed delivered the business day following the delivery of such notice to the courier. If the address of any director is incomplete or does not appear upon the records of the Corporation it will be sufficient to address any notice to such director at the registered office of the Corporation. Any director may waive notice of any meeting, and the attendance of a director at a meeting and oral consent entered on the minutes of such meeting shall constitute waiver of notice of the meeting unless such director objects, prior to the transaction of any business, that the meeting was not lawfully called, noticed or convened. Attendance for the express purpose of objecting to the transaction of business thereat because the meeting was not properly called or convened shall not constitute presence or a waiver of notice for purposes hereof.

Section 3.11  Quorum; Adjourned Meetings.

(a)  A majority of the directors in office, at a meeting duly assembled, is necessary to constitute a quorum for the transaction of business.

(b)   At any meeting of the Board of Directors where a quorum is not present, a majority of those present may adjourn, from time to time, until a quorum is present, and no notice of such adjournment shall be required. At any adjourned meeting where a quorum is present, any business may be transacted which could have been transacted at the meeting originally called.

Section 3.12  Manner of Acting.   Except as provided in Section 3.14 below, the affirmative vote of a majority of the directors present at a meeting at which a quorum is present is the act of the Board of Directors.

Section 3.13  Telephonic Meetings.   Members of the Board of Directors or of any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or such committee by means of a telephone conference or video or similar method of communication by which all persons participating in such meeting can hear each other. Participation in a meeting pursuant to this Section 3.13 constitutes presence in person at the meeting.

Section 3.14  Action Without Meeting.   Any action required or permitted to be taken at a meeting of the Board of Directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all of the members of the Board of Directors or the committee. The written consent may be signed in counterparts, including, without limitation, facsimile counterparts, and shall be filed with the minutes of the proceedings of the Board of Directors or committee.

Section 3.15  Powers and Duties.

(a)   Except as otherwise restricted by the laws of the State of Wyoming or the Articles of Incorporation, the Board of Directors has full control over the business and affairs of the Corporation. The Board of Directors may delegate any of its authority to manage, control or conduct the business of the Corporation to any standing or special committee, or to any officer or agent, and to appoint any persons to be agents of the Corporation with such powers, including the power to subdelegate, and upon such terms as may be deemed fit.

(b) The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his discretion, may (i) require that any votes cast at such meeting shall be cast by written ballot, and/or (ii) submit any contract or act for approval or ratification at any annual meeting of the stockholders or any special meeting properly called and noticed for the purpose of considering any such contract or act, provided a quorum is present.

(c) The Board of Directors may, by resolution passed by a majority of the board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Subject to applicable law and to the extent provided in the resolution of the Board of Directors, any such committee shall have and may exercise all the powers of the Board of Directors in the management of the business and affairs of the Corporation. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors when required.

Section 3.16  Compensation.  The Board of Directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the Board of Directors establishes the compensation of directors pursuant to this subsection, such compensation is presumed to be fair to the Corporation unless proven unfair by a preponderance of the evidence.

Section 3.17  Organization.   Meetings of the Board of Directors shall be presided over by the chairman of the board, or in the absence of the chairman of the board by the vice-chairman, or in his absence by a chairman chosen at the meeting. The secretary, or in the absence of the secretary an assistant secretary, shall act as secretary of the meeting, but in the absence of the secretary and any assistant secretary the chairman of the meeting may appoint any person to act as secretary of the meeting. The order of business at each such meeting shall be as determined by the chairman of the meeting.

ARTICLE IV — OFFICERS

Section 4.1  Election.   The Board of Directors, at its annual meeting, shall elect and appoint a president, a secretary and a treasurer. Said officers shall serve until the next succeeding annual meeting of the Board of Directors and until their respective successors are elected and appointed and shall qualify or until their earlier resignation or removal. The Board of Directors may from time to time, by resolution, elect or appoint such other officers and agents as it may deem advisable, who shall hold office at the pleasure of the board, and shall have such powers and duties and be paid such compensation as may be directed by the board. Any individual may hold two or more offices.

Section 4.2  Removal; Resignation.   Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors with or without cause. Any officer may resign at any time upon written notice to the Corporation. Any such removal or resignation shall be subject to the rights, if any, of the respective parties under any contract between the Corporation and such officer or agent.

Section 4.3  Vacancies.   Any vacancy in any office because of death, resignation, removal or otherwise may be filled by the Board of Directors for the unexpired portion of the term of such office.

Section 4.4  Chief Executive Officer.   The Board of Directors may elect a chief executive officer who, subject to the supervision and control of the Board of Directors, shall have the ultimate responsibility for the management and control of the business and affairs of the Corporation, and shall perform such other duties and have such other powers which are delegated to him by the Board of Directors, these Bylaws or as may be provided by law.

Section 4.5  President.   The president, subject to the supervision and control of the Board of Directors, shall in general actively supervise and control the business and affairs of the Corporation. The president shall keep the Board of Directors fully informed as the Board of Directors may request and shall consult the Board of Directors concerning the business of the Corporation. The president shall perform such other duties and have such other powers which are delegated and assigned to him by the Board of Directors if any, these Bylaws or as may be provided by law.

Section 4.6  Vice Presidents.   The Board of Directors may elect one or more vice presidents. In the absence or disability of the president, or at the president’s request, the vice president or vice presidents, in order of their rank as fixed by the Board of Directors, and if not ranked, the vice presidents in the order designated by the Board of Directors, or in the absence of such designation, in the order designated by the president, shall perform all of the duties of the president, and when so acting, shall have all the powers of, and be subject to all the restrictions on the president. Each vice president shall perform such other duties and have such other powers which are delegated and assigned to him by the Board of Directors, the president, these Bylaws or as may be provided by law.

Section 4.7  Secretary.   The secretary shall attend all meetings of the stockholders, the Board of Directors and any committees, and shall keep, or cause to be kept, the minutes of proceeds thereof in books provided for that purpose. He shall keep, or cause to be kept, a register of the stockholders of the Corporation and shall be responsible for the giving of notice of meetings of the stockholders, the Board of Directors and any committees, and shall see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law. The secretary shall be custodian of the corporate seal, the records of the Corporation, the stock certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors or appropriate committee may direct. The secretary shall perform all other duties commonly incident to his office and shall perform such other duties which are assigned to him by the Board of Directors, the chief executive officer, if any, the president, these Bylaws or as may be provided by law.

Section 4.8  Assistant Secretaries.   An assistant secretary shall, at the request of the secretary, or in the absence or disability of the secretary, perform all the duties of the secretary. He shall perform such other duties as are assigned to him by the Board of Directors, the chief executive officer, if any, the president, these Bylaws or as may be provided by law.

Section 4.9  Treasurer.   The treasurer, subject to the order of the Board of Directors, shall have the care and custody of, and be responsible for, all of the money, funds, securities, receipts and valuable papers, documents and instruments of the Corporation, and all books and records relating thereto. The treasurer shall keep, or cause to be kept, full and accurate books of accounts of the Corporation’s transactions, which shall be the property of the Corporation, and shall render financial reports and statements of condition of the Corporation when so requested by the Board of Directors, the chairman of the board, if any, the chief executive officer, if any, or the president. The treasurer shall perform all other duties commonly incident to his office and such other duties as may, from time to time, be assigned to him by the Board of Directors, the chief executive officer, if any, the president, these Bylaws or as may be provided by law. The treasurer shall, if required by the Board of Directors, give bond to the Corporation in such sum and with such security as shall be approved by the Board of Directors for the faithful performance of all the duties of the treasurer and for restoration to the Corporation, in the event of the treasurer’s death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property in the treasurer’s custody or control and belonging to the Corporation. The expense of such bond shall be borne by the Corporation. If a chief financial officer has not been appointed, the treasurer may be deemed the chief financial officer of the Corporation.

Section 4.10  Assistant Treasurer.   An assistant treasurer shall, at the request of the treasurer, or in the absence or disability of the treasurer, perform all the duties of the treasurer. He shall perform such other duties which are assigned to him by the Board of Directors, the chief executive officer, the president, the treasurer, these Bylaws or as may be provided by law. The Board of Directors may require an assistant treasurer to give a bond to the Corporation, at the Corporation’s expense, in such sum and with such security as it may approve, for the faithful performance of his duties, and for restoration to the Corporation, in the event of the assistant treasurer’s death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property in the assistant treasurer’s custody or control and belonging to the Corporation.

Section 4.11  Execution of Negotiable Instruments, Deeds and Contracts.   All checks, drafts, notes, bonds, bills of exchange, and orders for the payment of money of the Corporation; all deeds, mortgages, proxies, powers of attorney and other written contracts, documents, instruments and agreements to which the Corporation shall be a party; and all assignments or endorsements of stock certificates, registered bonds or other securities owned by the Corporation shall be signed in the name of the Corporation by such officers or other persons as the Board of Directors may from time to time designate. The Board of Directors may authorize the use of the facsimile signatures of any such persons. Any officer of the Corporation shall be authorized to attend, act and vote, or designate another officer or an agent of the Corporation to attend, act and vote, at any meeting of the owners of any entity in which the Corporation may own an interest or to take action by written consent in lieu thereof. Such officer or agent, at any such meeting or by such written action, shall possess and may exercise on behalf of the Corporation any and all rights and powers incident to the ownership of such interest.

ARTICLE V — CAPITAL STOCK

Section 5.1  Issuance.   Shares of the Corporation’s authorized stock shall, subject to any provisions or limitations of the laws of the State of Wyoming, the Articles of Incorporation or any contracts or agreements to which the Corporation may be a party, be issued in such manner, at such times, upon such conditions and for such consideration as shall be prescribed by the Board of Directors.

Section 5.2  Stock Certificates and Uncertified Shares.   Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the president, the chief executive officer, if any, or a vice president, and by the secretary or an assistant secretary, of the Corporation (or any other two officers or agents so authorized by the Board of Directors), certifying the number of shares of stock owned by him, her or it in the Corporation; provided, however, that the Board of Directors may authorize the issuance of uncertificated shares of some or all of any or all classes or series of the Corporation’s stock. Any such issuance of uncertificated shares shall have no effect on existing certificates for shares until such certificates are surrendered to the Corporation, or on the respective rights and obligations of the stockholders. Whenever such certificate is countersigned or otherwise authenticated by a transfer agent or a transfer clerk and by a registrar (other than the Corporation), then a facsimile of the signatures of any corporate officers or agents, the transfer agent, transfer clerk or the registrar of the Corporation may be printed or lithographed upon the certificate in lieu of the actual signatures. In the event that any officer or officers who have signed, or whose facsimile signatures have been used on any certificate or certificates for stock cease to be an officer or officers because of death, resignation or other reason, before the certificate or certificates for stock have been delivered by the Corporation, the certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed the certificate or certificates, or whose facsimile signature or signatures have been used thereon, had not ceased to be an officer or officers of the Corporation.

Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof a written statement certifying the number of shares owned by him, her or it in the Corporation and, at least annually thereafter, the Corporation shall provide to such stockholders of record holding uncertificated shares, a written statement confirming the information contained in such written statement previously sent. Except as otherwise expressly provided by law, the rights and obligations of the stockholders shall be identical whether or not their shares of stock are represented by certificates.

Each certificate representing shares shall state the following upon the face thereof: the name of the state of the Corporation’s organization; the name of the person to whom issued; the number and class of shares and the designation of the series, if any, which such certificate represents; the par value of each share, if any, represented by such certificate or a statement that the shares are without par value. Certificates of stock shall be in such form consistent with law as shall be prescribed by the Board of Directors. No certificate shall be issued until the shares represented thereby are fully paid.

Section 5.3  Surrendered; Lost or Destroyed Certificates.   All certificates surrendered to the Corporation, except those representing shares of treasury stock, shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been canceled, except that in case of a lost, stolen, destroyed or mutilated certificate, a new one may be issued therefor. However, any stockholder applying for the issuance of a stock certificate in lieu of one alleged to have been lost, stolen, destroyed or mutilated shall, prior to the issuance of a replacement, provide the Corporation with his, her or its affidavit of the facts surrounding the loss, theft, destruction or mutilation and, if required by the Board of Directors, an indemnity bond in an amount not less than twice the current market value of the stock, and upon such terms as the treasurer or the Board of Directors shall require which shall indemnify the Corporation against any loss, damage, cost or inconvenience arising as a consequence of the issuance of a replacement certificate.

Section 5.4  Replacement Certificate.   When the Articles of Incorporation are amended in any way affecting the statements contained in the certificates for outstanding shares of capital stock of the Corporation or it becomes desirable for any reason, in the discretion of the Board of Directors, including, without limitation, the merger of the Corporation with another Corporation or the conversion or reorganization of the Corporation, to cancel any outstanding certificate for shares and issue a new certificate therefor conforming to the rights of the holder, the Board of Directors may order any holders of outstanding certificates for shares to surrender and exchange the same for new certificates within a reasonable time to be fixed by the Board of Directors. The order may provide that a holder of any certificate(s) ordered to be surrendered shall not be entitled to vote, receive distributions or exercise any other rights of stockholders of record until the holder has complied with the order, but the order operates to suspend such rights only after notice and until compliance.

Section 5.5  Transfer of Shares.   No transfer of stock shall be valid as against the Corporation except on surrender and cancellation of the certificates therefor accompanied by an assignment or transfer by the registered owner made either in person or under assignment. Whenever any transfer shall be expressly made for collateral security and not absolutely, the collateral nature of the transfer shall be reflected in the entry of transfer in the records of the Corporation.

Section 5.6  Transfer Agent; Registrars.   The Board of Directors may appoint one or more transfer agents, transfer clerks and registrars of transfer and may require all certificates for shares of stock to bear the signature of such transfer agents, transfer clerks and/or registrars of transfer.

Section 5.7  Miscellaneous.   The Board of Directors shall have the power and authority to make such rules and regulations not inconsistent herewith as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the Corporation’s stock.

ARTICLE VI — DISTRIBUTIONS

Distributions may be declared, subject to the provisions of the laws of the State of Wyoming and the Articles of Incorporation, by the Board of Directors and may be paid in cash, property, shares of corporate stock, or any other medium. The Board of Directors may fix in advance a record date, as provided in Section 2.5 above, prior to the distribution for the purpose of determining stockholders entitled to receive any distribution.

ARTICLE VII — RECORDS; REPORTS; SEAL; AND FINANCIAL MATTERS

Section 7.1  Records.   All original records of the Corporation, shall be kept at the principal office of the Corporation by or under the direction of the secretary or at such other place or by such other person as may be prescribed by these Bylaws or the Board of Directors.

Section 7.2  Corporate Seal.   The Board of Directors may, by resolution, authorize a seal, and the seal may be used by causing it, or a facsimile, to be impressed or affixed or reproduced or otherwise. Except when otherwise specifically provided herein, any officer of the Corporation shall have the authority to affix the seal to any document requiring it.

Section 7.3  Fiscal Year-End.   The fiscal year-end of the Corporation shall be such date as may be fixed from time to time by resolution of the Board of Directors.

ARTICLE VIII — INDEMNIFICATION

Section 8.1  Indemnification and Insurance.

(a)  Indemnification of Directors and Officers.

(i) For purposes of this Article VIII,

(A) “Indemnitee” shall mean each director or officer who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding (as herein defined), by reason of the fact that he is or was a director or officer of the Corporation or member, manager or managing member of a predecessor limited liability company or affiliate of such limited liability company or is or was serving in any capacity at the request of the Corporation as a director, officer, employee, agent, partner, member, manager or fiduciary of, or in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise; and

(B) “Proceeding” shall mean any threatened, pending, or completed action, suit or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative, or investigative.

(ii) Each Indemnitee shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Wyoming law, against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, taxes, penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Indemnitee in connection with any Proceeding; provided that such Indemnitee either is not liable pursuant to the WBCA or acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any Proceeding that is criminal in nature, had no reasonable cause to believe that his conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the Indemnitee is liable pursuant to the WBCA or did not act in good faith and in a manner in which he reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal proceeding he had reasonable cause to believe that his conduct was unlawful. The Corporation shall not indemnify an Indemnitee for any claim, issue or matter as to which the Indemnitee has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for any amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the Proceeding was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such amounts as the court deems proper. Except as so ordered by a court and for advancement of expenses pursuant to this Section, indemnification may not be made to or on behalf of an Indemnitee if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of law and was material to the cause of action. Notwithstanding anything to the contrary contained in these Bylaws, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred in his capacity as a stockholder.

(iii) Indemnification pursuant to this Section shall continue as to an Indemnitee who has ceased to be a director or officer of the Corporation or member, manager or managing member of a predecessor limited liability company or affiliate of such limited liability company or a director, officer, employee, agent, partner, member, manager or fiduciary of, or to serve in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise and shall inure to the benefit of his heirs, executors and administrators.

(iv) The expenses of Indemnitees must be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the Proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation and a written affirmation of the Indemnitee’s good faith belief that director complied with these Bylaws and Wyoming law. To the extent that a director or officer of the Corporation is successful on the merits or otherwise in defense of any Proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him against expenses, including attorneys’ fees, actually and reasonably incurred in by him in connection with the defense.

(b) Indemnification of Employees and Other Persons.  The Corporation may, by action of its Board of Directors and to the extent provided in such action, indemnify employees and other persons as though they were Indemnitees.

(c) Non-Exclusivity of Rights.  The rights to indemnification provided in this Article shall not be exclusive of any other rights that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation or these Bylaws, agreement, vote of stockholders or directors, or otherwise.

(d) Insurance.  The Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any Indemnitee for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee, member, managing member or agent, or arising out of his status as such, whether or not the Corporation has the authority to indemnify him against such liability and expenses.

(e) Other Financial Arrangements.  The other financial arrangements which may be made by the Corporation may include the following (i) the creation of a trust fund; (ii) the establishment of a program of self-insurance; (iii) the securing of its obligation of indemnification by granting a security interest or other lien on any assets of the Corporation; (iv) the establishment of a letter of credit, guarantee or surety. No financial arrangement made pursuant to this subsection may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud, or a knowing violation of law, except with respect to advancement of expenses or indemnification ordered by a court.

(f) Other Matters Relating to Insurance or Financial Arrangements.  Any insurance or other financial arrangement made on behalf of a person pursuant to this Section may be provided by the Corporation or any other person approved by the Board of Directors, even if all or part of the other person’s stock or other securities is owned by the Corporation. In the absence of fraud, (i) the decision of the Board of Directors as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this Section and the choice of the person to provide the insurance or other financial arrangement is conclusive; and (ii) the insurance or other financial arrangement is not void or voidable and does not subject any director approving it to personal liability for his action; even if a director approving the insurance or other financial arrangement is a beneficiary of the insurance or other financial arrangement.

Section 8.2  Amendment.   The provisions of this Article VIII relating to indemnification shall constitute a contract between the Corporation and each of its directors and officers which may be modified as to any director or officer only with that person’s consent or as specifically provided in this Section. Notwithstanding any other provision of these Bylaws relating to their amendment generally, any repeal or amendment of this Article which is adverse to any director or officer shall apply to such director or officer only on a prospective basis, and shall not limit the rights of an Indemnitee to indemnification with respect to any action or failure to act occurring prior to the time of such repeal or amendment. Notwithstanding any other provision of these Bylaws (including, without limitation, Article XI below), no repeal or amendment of these Bylaws shall affect any or all of this Article VIII so as to limit or reduce the indemnification in any manner unless adopted by (a) the unanimous vote of the directors of the Corporation then serving, or (b) by the stockholders as set forth in Article XI hereof; provided that no such amendment shall have a retroactive effect inconsistent with the preceding sentence.

ARTICLE IX — ELECTION NOT TO BE SUBJECT TO CERTAIN PROVISIONS OF WYOMING LAW

Section 9.1 Election Not to Be Subject to the Restrictions in WBCA 17-18-104(b) Related to Restrictions on Business Combinations. The Corporation elects not to be subject to the restrictions in WBCA 17-18-104(b).

Section 9.2 Election Not to Be Subject to the Restrictions in WBCA 17-18-105 Through 17-18-111 Related to Takeover Protection Provisions. The Corporation elects not to be subject to the restrictions in WBCA 17-18-105 through 17-18-111.

ARTICLE X — CHANGES IN WYOMING LAW

References in these Bylaws to Wyoming law or the WBCA or to any provision thereof shall be to such law as it existed on the date these Bylaws were adopted or as such law thereafter may be changed; provided that (a) in the case of any change which expands the liability of directors or officers or limits the indemnification rights or the rights to advancement of expenses which the Corporation may provide in Article VIII hereof, the rights to limited liability, to indemnification and to the advancement of expenses provided in the Articles of Incorporation and/or these Bylaws shall continue as theretofore to the extent permitted by law; and (b) if such change permits the Corporation, without the requirement of any further action by stockholders or directors, to limit further the liability of directors or limit the liability of officers or to provide broader indemnification rights or rights to the advancement of expenses than the Corporation was permitted to provide prior to such change, then liability thereupon shall be so limited and the rights to indemnification and the advancement of expenses shall be so broadened to the extent permitted by law.

ARTICLE XI — AMENDMENT OR REPEAL

Section 11.1  Board of Directors.   In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to amend or repeal these Bylaws, including but not limited to, such amendment or repeal of these Bylaws that increase the quorum or voting requirements for the Board of Directors.

Section 11.2  Stockholders.   Notwithstanding Section 11.1 above, these Bylaws may be amended or repealed in any respect by the affirmative vote of the holders of at majority of the outstanding voting power of the Corporation, voting together as a single class.

I HEREBY CERTIFY that the foregoing Bylaws were duly adopted by the Board of Directors of the corporation on April 22, 2020.

/s/Seong Y. Lee

Seong Yeol Lee

President

(CORPORATE SEAL)

EXHIBIT D

NEVADA DISSENTERS’ RIGHTS STATUTES

THE NEVADA REVISED STATUTES

_________________________________________

TITLE 7

CHAPTER 92A

_____________

RIGHTS OF DISSENTING OWNERS

NRS 92A.300  Definitions. As used in  NRS 92A.300  to  92A.500 , inclusive, unless the context otherwise requires, the words and terms defined in  NRS 92A.305  to  92A.335 , inclusive, have the meanings ascribed to them in those sections.

(Added to NRS by 1995, 2086 )

NRS 92A.305  “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

(Added to NRS by 1995, 2087 )

NRS 92A.310  “Corporate action” defined. “Corporate action” means the action of a domestic corporation.

(Added to NRS by 1995, 2087 )

NRS 92A.315  “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380  and who exercises that right when and in the manner required by  NRS 92A.400  to 92A.480, inclusive.

(Added to NRS by  1995, 2087 ; A  1999, 1631 )

NRS 92A.320  “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares determined:

1.  Immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

2.  Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

3.  Without discounting for lack of marketability or minority status.

(Added to NRS by  1995, 2087 ; A  2009, 1720 )

NRS 92A.325  “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

(Added to NRS by  1995, 2087 )

NRS 92A.330  “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

(Added to NRS by  1995, 2087 )

NRS 92A.335  “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

(Added to NRS by  1995, 2087 )

NRS 92A.340  Computation of interest. Interest payable pursuant to  NRS 92A.300  to  92A.500 , inclusive, must be computed from the effective date of the action until the date of payment, at the rate of interest most recently established pursuant to  NRS 99.040 .

(Added to NRS by  1995, 2087 ; A  2009, 1721 )

NRS 92A.350  Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

(Added to NRS by  1995, 2088 )

NRS 92A.360  Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

(Added to NRS by  1995, 2088 )

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

1.  Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before the member’s resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2.  Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in  chapter 704  of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

(Added to NRS by  1995, 2088 )

NRS 92A.380  Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1.  Except as otherwise provided in  NRS 92A.370  and  92A.390  and subject to the limitation in paragraph (f), any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the merger by  NRS 92A.120  to  92A.160 , inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to  NRS 92A.180 .

(b) Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be converted.

(c) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange.

(d) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(e) Accordance of full voting rights to control shares, as defined in  NRS 78.3784 , only to the extent provided for pursuant to  NRS 78.3793 .

(f) Any corporate action not described in this subsection that will result in the stockholder receiving money or scrip instead of a fraction of a share except where the stockholder would not be entitled to receive such payment pursuant to  NRS 78.205 ,  78.2055  or  78.207 . A dissent pursuant to this paragraph applies only to the fraction of a share, and the stockholder is entitled only to obtain payment of the fair value of the fraction of a share.

2.  A stockholder who is entitled to dissent and obtain payment pursuant to  NRS 92A.300  to  92A.500 , inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the domestic corporation.

3.  Subject to the limitations in this subsection, from and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to  NRS 92A.300  to  92A.500 , inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented. If a stockholder exercises the right to dissent with respect to a corporate action described in paragraph (f) of subsection 1, the restrictions of this subsection apply only to the shares to be converted into a fraction of a share and the dividends and distributions to those shares.

(Added to NRS by  1995, 2087 ; A  2001, 1414 ,  3199 ;  2003, 3189 ;  2005, 2204 ;  2007, 2438 ;  2009, 1721 ;  2011, 2814 )

NRS 92A.390  Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1.  There is no right of dissent with respect to a plan of merger, conversion or exchange in favor of stockholders of any class or series which is:

(a) A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. § 77r(b)(1)(A) or (B), as amended;

(b) Traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or

(c) Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, 15 U.S.C. §§ 80a-1 et seq., as amended, and which may be redeemed at the option of the holder at net asset value,

Ê unless the articles of incorporation of the corporation issuing the class or series or the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provide otherwise.

2.  The applicability of subsection 1 must be determined as of:

(a) The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action requiring dissenter’s rights; or

(b) The day before the effective date of such corporate action if there is no meeting of stockholders.

3.  Subsection 1 is not applicable and dissenter’s rights are available pursuant to  NRS 92A.380  for the holders of any class or series of shares who are required by the terms of the corporate action requiring dissenter’s rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective.

4.  There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under  NRS 92A.130 .

5.  There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under  NRS 92A.180 .

(Added to NRS by  1995, 2088 ; A  2009, 1722 ;  2013, 1285 )

NRS 92A.400  Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1.  A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his or her name only if the stockholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the stockholder of record asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different stockholders.

2.  A beneficial stockholder may assert dissenter’s rights as to shares held on his or her behalf only if the beneficial stockholder:

(a) Submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b) Does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote.

(Added to NRS by  1995, 2089 ; A  2009, 1723 )

NRS 92A.410  Notification of stockholders regarding right of dissent.

1.  If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are, are not or may be entitled to assert dissenter’s rights under  NRS 92A.300  to  92A.500 , inclusive. If the domestic corporation concludes that dissenter’s rights are or may be available, a copy of  NRS 92A.300  to  92A.500 , inclusive, must accompany the meeting notice sent to those record stockholders entitled to exercise dissenter’s rights.

2.  If the corporate action creating dissenter’s rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenter’s rights that the action was taken and send them the dissenter’s notice described in  NRS 92A.430 .

(Added to NRS by  1995, 2089 ; A  1997, 730 ;  2009, 1723 ;  2013, 1286 )

NRS 92A.420  Prerequisites to demand for payment for shares.

1.  If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of the stockholder’s intent to demand payment for his or her shares if the proposed action is effectuated; and

(b) Must not vote, or cause or permit to be voted, any of his or her shares of such class or series in favor of the proposed action.

2.  If a proposed corporate action creating dissenter’s rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares must not consent to or approve the proposed corporate action with respect to such class or series.

3.  A stockholder who does not satisfy the requirements of subsection 1 or 2 and  NRS 92A.400  is not entitled to payment for his or her shares under this chapter.

(Added to NRS by  1995, 2089 ; A  1999, 1631 ;  2005, 2204 ;  2009, 1723 ;  2013, 1286 )

NRS 92A.430  Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1.  The subject corporation shall deliver a written dissenter’s notice to all stockholders of record entitled to assert dissenter’s rights in whole or in part, and any beneficial stockholder who has previously asserted dissenter’s rights pursuant to  NRS 92A.400 .

2.  The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in  NRS 92A.380 , and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and

(e) Be accompanied by a copy of  NRS 92A.300  to  92A.500 , inclusive.

(Added to NRS by  1995, 2089 ; A  2005, 2205 ;  2009, 1724 ;  2013, 1286 )

NRS 92A.440  Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.

1.  A stockholder who receives a dissenter’s notice pursuant to  NRS 92A.430  and who wishes to exercise dissenter’s rights must:

(a) Demand payment;

(b) Certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c) Deposit the stockholder’s certificates, if any, in accordance with the terms of the notice.

2.  If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder’s shares as after-acquired shares under  NRS 92A.470 .

3.  Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection 4.

4.  A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter’s notice pursuant to  NRS 92A.430 . A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation’s written consent.

5.  The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his or her shares under this chapter.

(Added to NRS by  1995, 2090 ; A  1997, 730 ;  2003, 3189 ;  2009, 1724 )

NRS 92A.450  Uncertificated shares: Authority to restrict transfer after demand for payment.  The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

(Added to NRS by  1995, 2090 ; A  2009, 1725 )

NRS 92A.460  Payment for shares: General requirements.

1.  Except as otherwise provided in  NRS 92A.470 , within 30 days after receipt of a demand for payment pursuant to  NRS 92A.440 , the subject corporation shall pay in cash to each dissenter who complied with  NRS

92A.440  the amount the subject corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the subject corporation’s principal office is located;

(b) If the subject corporation’s principal office is not located in this State, in the county in which the corporation’s registered office is located; or

(c) At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office.

 Ê The court shall dispose of the complaint promptly.

2.  The payment must be accompanied by:

(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;

(b) A statement of the subject corporation’s estimate of the fair value of the shares; and

(c) A statement of the dissenter’s rights to demand payment under  NRS 92A.480  and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this chapter.

(Added to NRS by  1995, 2090 ; A  2007, 2704 ;  2009, 1725 ;  2013, 1287 )

NRS 92A.470  Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.

1.  A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed action.

2.  To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment pursuant to  NRS 92A.440 , the subject corporation shall notify the dissenters described in subsection 1:

(a) Of the information required by paragraph (a) of subsection 2 of  NRS 92A.460 ;

(b) Of the subject corporation’s estimate of fair value pursuant to paragraph (b) of subsection 2 of  NRS 92A.460 ;

(c) That they may accept the subject corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under  NRS 92A.480 ;

(d) That those stockholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and

(e) That those stockholders who do not satisfy the requirements for demanding appraisal under  NRS 92A.480  shall be deemed to have accepted the subject corporation’s offer.

3.  Within 10 days after receiving the stockholder’s acceptance pursuant to subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder who agreed to accept the subject corporation’s offer in full satisfaction of the stockholder’s demand.

4.  Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder described in paragraph (e) of subsection 2.

(Added to NRS by  1995, 2091 ; A  2009, 1725 ;  2013, 1287 )

NRS 92A.480  Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1.  A dissenter paid pursuant to  NRS 92A.460  who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to  NRS 92A.460. A dissenter offered payment pursuant to  NRS 92A.470  who is dissatisfied with the offer may reject the offer pursuant to  NRS 92A.470  and demand payment of the fair value of his or her shares and interest due.

2.  A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter’s stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation’s payment or offer of payment under  NRS 92A.460  or  92A.470  and is entitled only to the payment made or offered.

(Added to NRS by  1995, 2091 ; A  2009, 1726 )

NRS 92A.490  Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1.  If a demand for payment pursuant to  NRS 92A.480  remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to  NRS 92A.480  plus interest.

2.  A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in this State, the right to dissent arose from a merger, conversion or exchange and the principal office of the surviving entity, resulting entity or the entity whose shares were acquired, whichever is applicable, is located in this State, it shall commence the proceeding in the county where the principal office of the surviving entity, resulting entity or the entity whose shares were acquired is located. In all other cases, if the principal office of the subject corporation is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation’s registered office is located.

3.  The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4.  The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5.  Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the subject corporation elected to withhold payment pursuant to  NRS 92A.470 .

(Added to NRS by  1995, 2091 ; A  2007, 2705 ;  2009, 1727 ;  2011, 2815 ;  2013, 1288 )

NRS 92A.500  Assessment of costs and fees in certain legal proceedings.

1.  The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2.  The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of  NRS 92A.300  to  92A.500 , inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by  NRS 92A.300  to  92A.500 , inclusive.

3.  If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4.  In a proceeding commenced pursuant to  NRS 92A.460 , the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5.  To the extent the subject corporation fails to make a required payment pursuant to  NRS 92A.460 ,  92A.470  or  92A.480 , the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.

6.  This section does not preclude any party in a proceeding commenced pursuant to  NRS 92A.460  or  92A.490  from applying the provisions of N.R.C.P. 68 .

(Added to NRS by  1995, 2092 ; A  2009, 1727 ;  2015, 2566 )